Exhibit 10.1(c)

                           CENTURYTEL RETIREMENT PLAN

                    As Amended and Restated February 28, 2002


         CenturyTel, Inc. (the "Company") hereby amends and restates the CenturyTel Retiremenet Plan (the "Plan"), which has previously been established for the exclusive benefit of eligible employees of certain subsidiaries and affiliates of the Company, and other entities permitted to adopt the Plan by the Company. The Plan is intended to constitute a qualified defined benefit pension plan, as described in Code Section 401(a).

         The provisions of the Plan and Trust relating to the Trustee constitute the trust agreement which is entered into by and between CenturyTel, Inc., the adopting employers and Bankers Trust Company, N.A.. The Trust is intended to be tax exempt, pursuant to Code Section 501(a).

         The Plan, as amended and restated, is intended to comply with the qualification requirements of the Uniformed Services Employment and Reemployment Rights Act of 1994 (USERRA), the General Agreement of Tariffs and Trade portion of the Uruguay Round Agreements Act (GATT), the Retirement Protection Act of 1994 (RPA '94), the Small Business Job Protection Act of 1996 (SBJPA), the Taxpayer Relief Act of 1997 (TRA '97), the Restructuring and Reform Act of 1998 (RRA '98), and the Community Renewal Tax Relief Act of 2000 (CRA), and is intended to comply in operation therewith. To the extent that the Plan, as set forth below, is subsequently determined to be insufficient to comply with such requirements and any regulations issued, the Plan shall later be amended to so comply.

         This Amendment and Restatement of the CenturyTel Retirement Plan, as set forth in this document, is effective as of January 1, 2002, except as otherwise indicated in specific Sections hereof.

                                TABLE OF CONTENTS

ARTICLE I....................................................................1
         EFFECTIVE DATE AND APPLICATION......................................1
                  1.1      Effective Date....................................1
                  1.2      Qualification.....................................1
                  1.3      Sponsoring and Adopting Employers.................1
                  1.4      Incorporation of Trust Agreement..................1
ARTICLE II...................................................................2
         DEFINITIONS.........................................................2

                  2.1      Accrued Benefit...................................2
                  2.2      Actuarial Equivalency or Actuarial Equivalent.....2
                  2.3      Adopting Entity...................................2
                  2.4      Affiliate.........................................3
                  2.5      Alternative Joint and Survivor Annuity............3
                  2.6      Annuity Starting Date.............................3
                  2.7      Beneficiary.......................................4
                  2.8      Benefit Computation Period........................4
                  2.9      Board.............................................4
                  2.10     Break in Service..................................4
                  2.11     Code..............................................4
                  2.12     Committee.........................................4
                  2.13     Company...........................................4
                  2.14     Compensation......................................4
                  2.15     Computation Period................................6
                  2.16     Credited Service..................................6
                  2.17     Disability or Disabled............................6
                  2.18     Early Retirement Date.............................6
                  2.19     Eligibility Computation Period....................6
                  2.20     Eligible Employee.................................6
                  2.21     Employee..........................................6
                  2.22     Employer..........................................6
                  2.23     ERISA.............................................7
                  2.24     Average Annual Compensation.......................7
                  2.25     Hour of Service...................................7
                  2.26     Layoff............................................8
                  2.27     Leave of Absence..................................8
                  2.28     Monthly Compensation..............................9
                  2.29     Normal Form.......................................9
                  2.30     Normal Retirement Age.............................9
                  2.31     Normal Retirement Date............................9
                  2.32     Participant.......................................9
                  2.33     Plan..............................................9
                  2.34     Plan Administrator................................9
                  2.35     Plan Year.........................................9
                  2.36     Prior Plan........................................9
                  2.37     Qualified Domestic Relations Order................9
                  2.38     Qualified Joint and Survivor Annuity..............9
                  2.39     Required Beginning Date...........................9
                  2.40     Single Life Annuity...............................10
                  2.41     Social Security Covered Compensation..............10
                  2.42     Spouse............................................10
                  2.43     Trust Agreement...................................10
                  2.44     Trustee...........................................11
                  2.45     Vesting Computation Period........................11
                  2.46     Year of Credited Service..........................11
                  2.47     Year of Eligibility Service.......................11
                  2.48     Year of Service...................................11
                  2.49     Year of Vesting Service...........................11
ARTICLE III..................................................................12
         ELIGIBILITY AND PARTICIPATION.......................................12
                  3.1      Eligible Employees................................12
                  3.2      Requirements for Participation....................13
                  3.3      Effective Time of Participation...................13
                  3.4      Reassignment and Reemployment.....................13
                  3.5      Waiver of Participation...........................13
ARTICLE IV...................................................................14
         CREDITING OF SERVICE................................................14
                  4.1      Eligibility Service...............................14
                  4.2      Vesting Service...................................14
                  4.3      Credited Service..................................14
                  4.4      Reemployment after Break in Service...............15
                  4.5      Transition Rules and Short and
                           Overlapping Computation Periods...................16
                  4.6      Special Rules for Service Under Prior Plan........17
                  4.7      Transfers between Company, Affiliates and
                           Adopting Entities.................................17
ARTICLE V....................................................................19
         BENEFITS ON RETIREMENT, DEATH, DISABILITY
         AND TERMINATION OF EMPLOYMENT.......................................19
                  5.1      Normal Retirement.................................19
                  5.2      Early Retirement..................................19
                  5.3      Deferred Retirement...............................19
                  5.4      Disability Retirement.............................19
                  5.5      Spouse's Benefit..................................19
                  5.6      Benefit on Termination of Employment..............20
                  5.7      Limitations on Pensions...........................22
ARTICLE VI...................................................................25
         COMPUTATION OF BENEFIT AMOUNTS......................................25
                  6.1      Normal Retirement Benefit.........................25
                  6.2      Early Retirement Benefit..........................26
                  6.3      Deferred Retirement Benefit.......................27
                  6.4      Disability Retirement Benefit.....................28
                  6.5      Spouse's Benefit..................................28
                  6.6      Benefits for Terminated Vested Employees..........29
                  6.7      Reduction for Other Benefits......................29
                  6.8      Cost of Living Adjustment.........................30
ARTICLE VII..................................................................31
         TIMING AND FORM OF BENEFIT PAYMENTS.................................31
                  7.1      Commencement of Benefits..........................31
                  7.2      Normal Form.......................................32
                  7.3      Waiver of Normal Form.............................32
                  7.4      Timing of Election and Spousal Consent............33
                  7.5      Notice Requirements...............................34
                  7.6      Special Rules for Death of Participant or
                           Beneficiary.......................................34
                  7.7      Optional Forms of Payment.........................35
                  7.8      Annuity Form of Payment...........................37
                  7.9      Mandatory Lump Sum Distribution of
                           Small Benefits....................................37
                  7.10     Minimum Distributions Required Under
                           Code Section 401(a)(9)............................38
                  7.11     Early Commencement Election.......................39
                  7.12     Suspension of Benefits............................39
                  7.13     Eligible Rollover Distributions...................41
ARTICLE VIII.................................................................43
         MEDICAL BENEFITS....................................................43
                  8.1      Eligibility.......................................43
                  8.2      Medical Benefits..................................43
                  8.3      Separate Medical Benefits Account.................43
                  8.4      Limitation on Contributions.......................44
                  8.5      Satisfaction of Liabilities.......................44
                  8.6      Forfeiture of Benefits............................44
ARTICLE IX...................................................................45
         FUNDING.............................................................45
                  9.1      Plan Assets.......................................45
                  9.2      Trust Agreement...................................45
                  9.3      Insurance Arrangements............................45
                  9.4      Contributions.....................................45
                  9.5      Exclusive Benefit.................................45
                  9.6      Return of Contributions...........................45
                  9.7      Prohibition Against Assignment or
                           Alienation of Benefits............................46
ARTICLE X....................................................................47
         FIDUCIARY RESPONSIBILITIES AND PLAN ADMINISTRATION..................47
                  10.1     Allocation of Fiduciary Responsibilities..........47
                  10.2     Committee.........................................47
                  10.3     Committee Action by Majority Vote.................47
                  10.4     Plan Administrator................................47
                  10.5     Committee Reliance on Professional Advice.........48
                  10.6     Plan Administration Expenses......................48
                  10.7     Responsibilities of Trustee.......................48
                  10.8     Investment Management by Trustee..................48
                  10.9     Allocation of Investment Management
                           Responsibilities..................................48
                  10.10    Appointment and Removal of Investment Managers....48
                  10.11    Ascertainment of Plan Financial Needs.............49
                  10.12    Delegation of Company's Duties....................49
                  10.13    Benefit Claim Procedure...........................49
                  10.14    QDRO Procedures...................................50
                  10.15    Service in Multiple Fiduciary Capacities..........50
ARTICLE XI...................................................................51
         CO-SPONSORSHIP OF PLAN AND MERGERS WITH OTHER PLANS.................51
                  11.1     Co-sponsorship of Plan by Affiliates..............51
                  11.2     Co-sponsorship of Plan by Adopting Entities.......51
                  11.3     Merger with Plan of Affiliate.....................51
ARTICLE XII..................................................................53
         DURATION AND AMENDMENT..............................................53
                  12.1     Reservation of Right to Suspend or Terminate Plan.53
                  12.2     Reservation of Right to Amend Plan................53
                  12.3     Transactions Subject to Code Section 414(l).......53
ARTICLE XIII.................................................................55
         DISTRIBUTION UPON PLAN TERMINATION..................................55
                  13.1     Vesting on Plan Termination.......................55
                  13.2     Allocation of Assets on Plan Termination..........55
                  13.3     Provision for Benefits After Plan Termination.....56
                  13.4     Computation of Benefits After Plan Termination....56
                  13.5     Continued Employment Not Required After
                           Plan Termination..................................56
                  13.6     Data in Company Records on Plan Termination.......56
                  13.7     Satisfaction of Liabilities on Plan Termination...56
                  13.8     High-25 Distribution Restrictions.................57
ARTICLE XIV..................................................................59
         INTERCHANGE OF BENEFIT OBLIGATIONS..................................59
                  14.1     Interchange Agreement Permitted...................59
ARTICLE XV...................................................................60
         GENERAL PROVISIONS..................................................60
                  15.1     No Employment Rights Conferred....................60
                  15.2     Integration Clause................................60
                  15.3     Incapacity of Recipient...........................60
                  15.4     ERISA Fiduciary Duties............................60
                  15.5     Compliance with State and Local Law...............60
                  15.6     Usage.............................................60
                  15.7     Titles and Headings...............................60
                  15.8     Severability Clause...............................60
                  15.9     USERRA - Military Service Credit..................61
ARTICLE XVI..................................................................62
         TOP-HEAVY REQUIREMENTS..............................................62
                  16.1     In General........................................62
                  16.2     Definitions.......................................62
                  16.3     Determination of Top-Heavy Ratio..................63
                  16.4     Top-Heavy Minimum Benefits........................65
                  16.5     Termination of Top-Heavy Status...................66
                  16.6     Interpretation....................................66

                                    ARTICLE I
                         EFFECTIVE DATE AND APPLICATION

         1.1 Effective Date. The effective date of this Amendment and Restatement of the Plan shall be January 1, 2002, except as otherwise indicated in specific Sections hereof.

         1.2 Qualification. It is the intention of the Company that the Plan shall satisfy the requirements of ERISA, that the Plan shall be qualified under Section 401(a) of the Code, and that the Trust established under the Plan shall be exempt from taxation under Section 501(a) of the Code. If the Commissioner of Internal Revenue determines that the Plan as restated does not qualify under Section 401(a) of the Code, the Plan may be retroactively amended to so qualify.

         1.3 Sponsoring and Adopting Employers. The Company is the adopting sponsor of the Plan. Any Affiliate or Adopting Entity approved by the Company may also adopt the Plan, by a statement in writing, signed by the Affiliate or Adopting Entity and approved by the Company. The statement shall include the effective date of adoption of the Plan by the adopting Affiliate or Adopting Entity and may include any special provisions applicable only to employees of such adopting Affiliate or Adopting Entity.

         1.4 Incorporation of Trust Agreement. The Trust Agreement(s) established under the Plan shall be incorporated into, and made a part of, the Plan in accordance with Section 9.2.


                                   ARTICLE  II
                                   DEFINITIONS

         The following terms, when used with an initial capital letter in this Plan, shall have the following meanings unless the context clearly requires a different meaning.

         2.1 "Accrued Benefit" means, for any Participant as of any determination date, the amount of retirement income (whether or not vested) that would be payable to the Participant as of his Normal Retirement Date in accordance with the provisions of Section 6.1, based on the Participant's Credited Service and Final Average Compensation as of the date of determination.

         2.2 "Actuarial Equivalency" or "Actuarial Equivalent" means a benefit under which the present value of the expected payments is equal to the present value of the expected benefit otherwise payable under the Plan, determined on the basis of the following mortality and interest assumptions:

           Mortality:                UP- 1984 Morality Table

           Interest Rate:            8% per annum

         Notwithstanding the foregoing, for determinations of cash amounts, interest shall be the annual rate of interest on 30 year Treasury securities for the September preceding the year in which the cash amount is paid and mortality shall be as provided in the mortality table prescribed by the Commissioner of Internal Revenue under Section 417(e)(3)(A)(ii)(I) of the Internal Revenue Code.

         For valuing benefits accrued on or before December 31, 1987, the Consumer Price Index shall be assumed to increase at least two percent (2%) per annum.

         When the term "Actuarial Value" is used herein, it shall mean the present value of a benefit computed using the factors and assumptions provided in this Section 2.2.

         If the actuarial factors for determining equivalent benefits are changed by Plan amendment, the benefit actually paid in any form shall not be less than the amount determined for the same form by applying the prior factors to the Participant's Accrued Benefits as of the date the change is adopted or is effective, whichever is later.

         2.3 "Adopting Entity" means an entity which, with approval of the Company, adopts this Plan for the benefit of its eligible employees.

         2.4      "Affiliate" means:

                  (a) any corporation that is a member of a controlled group of corporations (as defined in Section 1563(a) of the Code, without regard to Sections 1563(a)(4) and 1563(e)(3)(C) of the Code) with the Company;

                  (b) any unincorporated business under common control with the Company, as determined under Section 414(c) of the Code and, to the extent not inconsistent therewith, under such rules as may be adopted by the Board;

                  (c) a member of any affiliated service group that includes the Company, as determined under Section 414(m) of the Code; or

                  (d) except to the extent otherwise provided in Treasury Regulations, a leasing organization with respect to the periods of service performed by any individual who is a leased employee (within the meaning of Section 414(n) of the Code) with respect to an Affiliate (determined without regard to this paragraph (e)) or any related person (within the meaning of Section 144(a)(3) of the Code).

         A corporation, unincorporated business, or other organization shall qualify as an Affiliate only with respect to the period during which it satisfies one or more of the applicable descriptions in paragraphs (a) through
(d), above. Except as otherwise specifically provided in the Plan, the employment of an individual with an Affiliate for purposes of the Plan shall not include any period with respect to which the corporation, unincorporated business, or other organization constituting the Affiliate fails to satisfy one or more of the applicable descriptions in paragraphs (a) through (d), above, and an individual's employment with an Affiliate shall be considered terminated for purposes of the Plan no later than the date on which the corporation, unincorporated business, or other organization constituting the Affiliate ceases to satisfy any of the applicable descriptions in paragraphs (a) through (d), above. Paragraphs (c) and (d), above, shall apply solely for purposes of determining an individual's Eligibility Service and Vesting Service, and shall not apply for any other purpose under the Plan, including, without limitation, for purposes of determining his Credited Service.

         2.5 "Alternative Joint and Survivor Annuity" means an optional form of benefit payment provided under Section 7.7(a), which may be elected by a Participant (with Spousal consent) pursuant to Section 7.3.

         2.6   "Annuity Starting Date" has the same meaning as in Code
Section 417(f), i.e., the first day of the first period for which an amount is payable as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to payment of such benefit.

         2.7 "Beneficiary" means any individual designated or deemed designated by a Participant or former Participant to receive a benefit under the Plan after the death of the Participant or former Participant.

         2.8   "Benefit Computation Period" means the period determined under
Section 4.3(a).

         2.9 "Board" means the Board of Directors of the Company, the executive committee of the Board, and any other committee of the Board authorized to act on its behalf.

         2.10 "Break in Service" means a Computation Period in which an Employee fails to complete more than five hundred (500) Hours of Service with the Employer.

         2.11  "Code" means the Internal Revenue Code of 1986, as amended.

         2.12 "Committee" means the committee appointed by the Board to administer the Plan pursuant to Article IX.

         2.13  "Company" means CenturyTel, Inc.

         2.14  "Compensation" means the sum of (a) and (b), as adjusted under
(c), (d),and (e) and after applying the provisions of (f), (g) and (h):

               (a) All nondeferred compensation reportable on Form W-2 except the following:

                       (1)   Overtime or premium pay.

                       (2) Imputed income from expense reimbursements or fringe benefits.

                       (3) Prizes and awards (such as employee recognition awards and safety awards).

                       (4) Payment for termination of employment (such as retirement bonuses, disability benefits and severance pay).

                       (5)   Long-term incentive compensation.

               (b) Salary reduction amounts elected by the Participant under a qualified cash or deferred arrangement or a cafeteria plan.

               (c) During periods of reduced compensation because of such causes as illness, disability or leave of absence, compensation shall be figured at the last regular rate before the start of the period.

               (d) The maximum amount of annual compensation taken into account for any year for a Participant shall be $150,000 plus any cost-of-living adjustment authorized for the year by applicable regulations. For the Plan Years beginning before January 1, 1997, for purposes of this limit, the following shall apply to any Participant who is a highly compensated employee (as defined in Internal Revenue Code Section 414(q) and related Treasury Regulations) and is either a five percent owner or one of the 10 highest paid employees:

                       (1) The Participant's compensation shall be aggregated with any compensation paid by the Employer to the Participant's spouse and to the Participant's lineal descendants under age 19.

                       (2) If the $150,000 limit is exceeded in the aggregate, pay counted for each aggregated employee shall be reduced pro rata to stay within the limit.

               (e) The reduction in the maximum compensation counted under (d) to $150,000 shall be made providing a Participant with the greater of the following (formula with extended wear-away):

                       (1)   The Participant's benefit accrued under
                       the Plan as of December 31, 1993 based on compensation up to the maximum permitted amount of compensation in each earlier year, plus the benefit accrued on the basis of service after that date and on compensation at the reduced level.

                       (2) The Participant's benefit accrued on the basis of service before and after December 31, 1993 and on compensation at the reduced level.

               (f) A bonus earned in one calendar year and paid in the following calendar year, including any bonus paid in the year following employment termination, shall be treated as received in the year in which the bonus is paid or, if earlier, the year in which employment terminates.

               (g) A lump sum payment in lieu of an increase in base salary shall not be treated as a bonus and shall be counted as salary received one-twelfth in each calendar month of employment in the year in which the lump sum amount is paid.

               (h) For the month in which a Participant terminates employment, Compensation shall be pro-rated based on a fraction, the numerator of which is the number of days worked by the Participant in the month and the denominator is thirty (30).


         2.15 "Computation Period" means an Eligibility Computation Period, Vesting Computation Period or Benefit Computation Period, as is appropriate in the context in which used. Years of Service and Breaks in Service will be measured on the same Computation Period (Eligibility, Vesting or Benefit, as applicable)

         2.16 "Credited Service" means the number of Years of Credited Service credited to a Participant for benefit accrual purposes pursuant to
Section 4.3.

         2.17 "Disability" or "Disabled" means the total disability of an Employee as evidenced by the Employee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to last for a continuous period of at least twelve (12) months. An Employee shall only be considered disabled after proof of such disability satisfactory to the Employer is furnished (which proof shall include a determination of approval for Social Security disability benefits or, if such is not available, a written statement of a licensed physician appointed or approved by the Employer).

         2.18 "Early Retirement Date" means any date prior to his Normal Retirement Date on which an Employee actually retires or is retired pursuant to
Section 5.2.

         2.19 "Eligibility Computation Period" means the period determined under Section 4.1(a).

         2.20  "Eligible Employee" means an Employee described in Section 3.1.

         2.21 "Employee" means any person regularly employed by the Employer, including employees of any other employer required to be aggregated with the Employer under Section 414(b), (c), (m) or (o) of the Code. The term Employee shall not include any leased employee deemed to be an employee of the Employer as provided in Sections 414(n) or (o) of the Code, or any owner-employee, as defined in Code Section 401(c)(3), or self-employed individual, as defined in Code Section 401(c)(1).

         The term Employee shall not include an individual who is retained by the Employer pursuant to a contract or agreement that specifies that the individual is not eligible to participate in the Plan, an individual whose basic compensation for services rendered is not paid by or on behalf of the Employer, or an individual who is not classified as a common-law employee by the Employer, regardless of any subsequent reclassification of such individual as a "common-law employee" of the Employer by the Employer, any governmental agency, or any court.

         2.22 "Employer" means the Company, any Affiliate which has adopted this Plan, and any Adopting Entity. This Plan is a single plan maintained by multiple employers in which all of the Plan assets are available to pay benefits for all Participants in the Plan.

         2.23 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         2.24 "Final Average Compensation" means the Participant's average Monthly Compensation over the sixty (60) consecutive calendar months of highest Monthly Compensation in the last one hundred twenty (120) months of employment with the Employer. Months separated by a period when the Employee is not in such employment shall be treated as consecutive. If an Employee has fewer than sixty
(60) months of compensation, all months shall be used. For purposes of computing Final Average Compensation, Compensation for Employees of CenturyTel, Inc., any Affiliate or any Adopting Entity (not including former employees of Pacific Telecom, Inc. who became employees of CenturyTel, Inc. or an Affiliate thereof as of the date of acquisition of Pacific Telecom, Inc. by CenturyTel, Inc. or an Affiliate thereof) shall only be counted beginning with the 1999 Plan Year.

         2.25  "Hour of Service" means:

               (a) Each hour for which an Employee is compensated by the Employer, or is entitled to be so compensated, for service rendered by him to the Employer. These hours will be credited to the Employee for the computation period in which the duties are performed.

               (b) Each hour for which an Employee is compensated by the Employer, or is entitled to be so compensated, on account of a period of time during which no services are rendered by him to the Employer (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than five hundred and one (501) Hours of Service shall be credited pursuant to this subparagraph (b) on account of any single continuous period during which an Employee renders no services to the Employer (whether or not such period occurs in a single computation period). Hours under this paragraph will be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference.

               (c) Each hour for which back pay, without regard to mitigation of damages, has been awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under subparagraph (a) or subparagraph (b), whichever shall be applicable, and also under this subparagraph (c). The hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the payment is made.

         An Employee whose compensation is not determined on an hourly basis or for whom hourly employment records are not maintained shall be credited with forty-five (45) Hours of Service per week.

         Hours of Service will be credited for eligibility, participation and vesting purposes for employment with other members of an affiliated service group (under Section 414(m) of the Code), a controlled group of corporations (under Section 414(b) of the Code), or a group of trades or businesses under common control (under Section 414(c) of the Code), of which the Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Section 414(o) of the Code and the regulations thereunder. Hours of Service for purposes of determining Years of Credited Service shall only include Hours of Service with the Employer. Hours of Service will be credited for eligibility, participation and vesting purposes for periods during which an Eligible Employee is on Layoff or a Leave of Absence.

         Hours of Service will also be credited for any individual considered an Employee under Section 414(n) or (o) of the Code, and regulations thereunder.

         Solely for purposes of determining whether a Break in Service for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the individual, (ii) by reason of a birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purpose of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited only (i) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (ii) in all other cases, in the following computation period.

         2.26 "Layoff" means the termination of employment due to the reduction of the Employer's work force. An Employee shall continue as laid off until (i) the Employee retires, dies or resumes employment at the request of the Employer, (ii) the Employer notifies the Employee that employment has been terminated, (iii) the Employee elects to terminate employment, or the employee fails to return to work when recalled, or (iv) twelve (12) months have elapsed since the date of the Layoff. Termination of a Layoff under (ii), (iii) or (iv) above, shall be effective as of the date of the Layoff.

         2.27 "Leave of Absence" means (i) a leave authorized by the Employer if the Employee returns within the time prescribed by the Employer and otherwise fulfills all the conditions of the leave imposed by the Employer, (ii) absence because of Disability, or (iii) periods of military service if the Employee returns with employment rights protected by law. If a person on Leave of Absence fails to meet the conditions of the leave or fails to return to work when required, employment shall terminate and termination of the Leave of Absence shall be effective as of the date the leave began unless the failure is due to death or retirement. In authorizing Leaves of Absence, the Employer shall treat all Employees similarly situated alike as much as possible.

         2.28 "Monthly Compensation" shall mean a Participant's Compensation determined under Section 2.14 for a Plan Year, divided by twelve (12).

         2.29 "Normal Form" means the form of benefit payable to a Participant pursuant to Section 7.2 of this Plan.

         2.30     "Normal Retirement Age" means age sixty-five (65).

         2.31 "Normal Retirement Date" means the first day of the calendar month coinciding with or following the date the Participant attains Normal Retirement Age.

         2.32 "Participant" means an Employee participating in the Plan in accordance with the provisions of Article III.

         2.33 "Plan" means the provisions of this CenturyTel Retirement Plan, as set forth herein and as may be amended from time to time.

         2.34      "Plan Administrator" means the Committee.

         2.35 "Plan Year" means the calendar year, except that the first plan year with respect to each Employer shall mean the period from the Effective Date with respect to such Employer to December 31 of such year.

         2.36     "Prior Plan" means the Pacific Telecom Retirement Plan.

         2.37 "Qualified Domestic Relations Order" means a "qualified domestic relations order" within the meaning of ERISA Section 206(d).

         2.38 "Qualified Joint and Survivor Annuity" means, for any Participant who has a Spouse at his retirement date, an annuity payable monthly for the lifetime of the Participant and a survivor annuity payable monthly to the Spouse (if living) upon the Participant's death which is fifty-percent (50%) of the amount of the annuity payable during the lifetime of the Participant.

         2.39     "Required Beginning Date" means

                  (1) General Rule. The required beginning date of a Participant is the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or retires except that benefit distributions to a 5-percent owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 .

                  (2)  Deferral or Cessation of Distributions.

                       (A) Any Participant attaining age 70 1/2 in
                           years after 1995 may elect by April 1 of the calendar year following the year in which the Participant attained age 70 1/2 (or by December 31, 1997 in the case of a Participant attaining age 70 1/2 in 1996) to defer distributions until the calendar year following the calendar year in which the Participant retires. If no such election is made the Participant will begin receiving distributions by the April 1 of the calendar year following the year in which the Participant attained age 70 1/2 (or by December 31, 1997 in the case of a Participant attaining age 70 1/2 in 1996).

                       (B) Any Participant attaining age 70 1/2 in
                           years prior to 1997 may elect to stop distributions and recommence by the April 1 of the calendar year following the year in which the Participant retires. There will be a new annuity starting date upon recommencement.

                  (3)  5-Percent Owner. A Participant is treated as a
                  5-percent owner for purposes of this Section if such Participant is a 5-percent owner as defined in Section 416 of the Code at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2 .

                  (4) Distributions Begun. Once distributions have begun to a 5-percent owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

         2.40 "Single Life Annuity" means an annuity payable monthly in equal installments for the life of a Participant, which terminates upon the death of the Participant and does not provide any survivor benefits.

         2.41 "Social Security Covered Compensation"" means the covered compensation amount for a person with the Participant's Social Security retirement age, as determined in accordance with applicable regulations. The Committee may, in its discretion, use a table of Social Security Covered Compensation published by the Internal Revenue Service with rounded amounts.

         2.42 "Spouse" means any individual who is legally married to a Participant as of any applicable date, provided that a former spouse shall be treated as the spouse of a Participant to the extent provided under a Qualified Domestic Relations Order.

         2.43 "Trust Agreement" means the Trust Agreement between CenturyTel, Inc. and Bankers Trust Company, as from time to time amended and in effect, and any other or additional trust agreement under the Plan, so designated for such purpose by the Board, between the Company, any adopting Affiliate, or Adopting Entity, and any Trustee at any time acting thereunder.

         2.44     "Trustee" means the trustee under a Trust Agreement.

         2.45 "Vesting Computation Period" means the period determined under Section 4.2(a).

         2.46 "Year of Credited Service" means a Benefit Computation Period in which an Employee meets the requirements of Section 4.3(b) and is credited with a Year of Credited Service thereunder.

         2.47 "Year of Eligibility Service" means an Eligibility Computation Period in which an Employee meets the requirements of Section 4.1(b) and is credited with a Year of Eligibility Service thereunder.

         2.48 "Year of Service" means a Plan Year in which an Employee completes one thousand (1000) or more Hours of Service (whether or not continuous) with the Company, a participating Affiliate, or an Adopting Entity.

         2.49 "Year of Vesting Service means a Vesting Computation Period in which an Employee meets the requirements of Section 4.2(b) and is credited with a Year of Vesting Service thereunder.


                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

         3.1 Eligible Employees. Any Employee of an Employer shall be eligible to participate in the Plan, except for the following:

                  (a) Any Employee covered by a collective bargaining agreement that does not provide for participation in this Plan.

                  (b) A leased employee treated as an employee for pension purposes solely because of Code Section 414(n).

                  (c) A "casual employee" as categorized in the Employer's personnel policies, generally including workers who are on call, have no regular established work week and no fixed days or hours of work.

                  (d) A temporary employee hired specifically to fill temporary or occasional needs.

                  (e) An employee of CenturyTel, Inc. or an Affiliate who was on disability under the CenturyTel, Inc. Long Term Disability Plan as of January 1, 1999, until such time as the employee returns to active employment.

                  (f) An employee of an Affiliate or other entity which is not an adopting Affiliate or an Adopting Entity.

                  (g)  Employees of the following Affiliates:

                       (i)     Century Business Communications, LLC;
                       (ii)    CenturyTel Interactive Company;
                       (iii)   CenturyTel Security Systems, Inc.;
                       (iv)    CenturyTel of Northwest Arkansas, LLC;
                       (v)     CenturyTel of Central Arkansas, LLC;
                       (vi)    CenturyTel of Central Wisconsin, LLC;
                       (vii)   Telephone USA of Wisconsin, LLC;
                       (viii)  Spectra Communications Group, LLC;
                       (ix)    CenturyTel Holdings, Inc;
                       (x)     CenturyTel Investments of Texas, Inc.;
                       (xi)    CentruyTel of Alabama, LLC; and
                       (xii)   CenturyTel of Missouri, LLC.

         Effective January 1, 1999, the Company became the sponsor of this Plan, and Employees of the Company, any adopting Affiliate, and any Adopting Entity became eligible to participate in this Plan effective January 1, 1999.

         3.2 Requirements for Participation. To be eligible to participate in the Plan, an Employee must:

                  (a)  Be an Eligible Employee under Section 3.1;

                  (b) Complete one (1) Year of Eligibility Service, as determined under Section 4.1; and

                  (c)  Attain age twenty-one (21).

         3.3 Effective Time of Participation. An Eligible Employee who meets the requirements of Section 3.2 shall be a Participant in the Plan as of the first day of the Eligibility Computation Period in which the Employee meets such requirements.

         3.4 Reassignment and Reemployment. In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall be eligible to participate immediately.

         In the event a Participant is no longer a member of the eligible class of Employees and becomes ineligible to participate, such Employee shall be eligible to participate immediately upon returning to the eligible class of Employees.

         A former Participant shall become a Participant immediately upon returning to the employ of the Employer if such former Participant is a member of the eligible class of Employees when re-employed.

         3.5 Waiver of Participation. The Employer may grant a waiver of participation to any Employee who so requests. Whether or not such waiver shall be granted, and the terms and conditions (including duration) thereof, shall be made in accordance with written and objective rules and shall be applied in a uniform and nondiscriminatory manner.


                                  ARTICLE IV
                              CREDITING OF SERVICE

         4.1      Eligibility Service.

                  (a)  A Year of Eligibility Service for purposes of satisfying
         Section 3.2(b) shall be measured on an employment year, which is the twelve (12) month period starting on the date the Employee first performs an Hour of Service for the Employer, or an anniversary of such date (Eligibility Computation Period).

                  (b) An Employee shall be credited with a Year of Eligibility Service for each Eligibility Computation Period in which the Employee completes at least one thousand (1000) Hours of Service.

                  (c) For purposes of computing Years of Eligibility Service, an Employee's service shall also include service credited under Sections 4.6 and 4.7.

         4.2      Vesting Service.

                  (a) For Plan Years ending prior to January 1, 1999, a Year of Vesting Service shall be measured on an employment year, which is the twelve (12) month period starting on the date the Employee first performs an Hour of Service for the Employer, or an anniversary of such date. For Plan Years commencing on or after January 1, 1999, a Year of Vesting Service shall be measured on a Plan Year (Vesting Computation Period).

                  (b) Subject to the provisions of Section 4.5(d), an Employee shall be credited with a Year of Vesting Service for each Plan Year in which the Employee completes at least one thousand (1000) Hours of Service.

                  (c) For purposes of computing Years of Vesting Service, an Employee's service shall include service credited under Section 4.6. In the case of an Employee who was enrolled in and met the eligibility and disability requirements of the CenturyTel, Inc. Long-Term Disability Plan (the "LTD Plan") and who has not retired and become eligible for a disability benefit under this Plan, service shall also include the period of time (i) commencing with the beginning of the disability covered by the LTD Plan and (ii) ending when eligibility for benefits under the LTD Plan ceases.

         4.3      Credited Service.

                  (a) For Plan Years ending prior to January 1, 1999, a Year of Credited Service shall be measured on an employment year, which is the twelve (12) month period starting on the date the Participant first performs an Hour of Service for the Employer, or an anniversary of such date. For Plan Years commencing on or after January1, 1999, service for purposes of determining an Employee's Years of Credited Service shall be measured on a Plan Year (Benefit Computation Period).

                  (b) Subject to the provisions of Section 4.5(a), below, an Employee shall be credited with a full Year of Credited Service for any Plan Year in which he has been credited, for service with the Employer, with at least one thousand (1000) Hours of Service.

                  (c) In the case of an Employee who was eligible to the participate in the Plan and who was enrolled in and met the eligibility and disability requirements of the CenturyTel, Inc. Long-Term Disability Plan (the "LTD Plan"), who has not retired and become eligible for a disability benefit under this Plan, and who has completed ten (10) Years of Service, service for purposes of determining an Employee's Years of Credited Service shall also include the period of time (i) commencing with the beginning of the disability covered by the LTD Plan and (ii) ending when eligibility for benefits under the LTD Plan ceases, with his rate of compensation immediately prior to his Disability being deemed to continue during such period for the purpose of computing Final Average Compensation.

                  (d) Subject to the provisions of Section 4.6, service of Employees of CenturyTel, Inc., any adopting Affiliate, and any Adopting Entity (other than former employees of Pacific Telecom, Inc. who became employees of CenturyTel, Inc. or an Affiliate thereof as of the date of acquisition of Pacific Telecom, Inc. by CenturyTel, Inc, or an Affiliate thereof) shall begin to be counted for purposes for computing Years of Credited Service effective January 1, 1999. Such Employees shall not be credited with Years of Credited Service for years beginning before January 1, 1999.

                  (e) Notwithstanding the foregoing provisions of this Section 4.3, Credited Service shall not include any period of an individual's employment during which the individual is not classified by the Company, an Affiliate or an Adopting Entity as a common-law employee of the Company, an Affiliate, or an Adopting Entity regardless of any subsequent reclassification of such individual as a "common-law" employee of the Company, an Affiliate or an Adopting Entity by the Company, an Affiliate, an Adopting Entity, any governmental agency, or any court.

         4.4      Reemployment after Break in Service.

                  (a) When an Employee who has a vested interest in his or her benefit under Section 5.6(b) incurs a Break in Service, and thereafter is reemployed by the Employer and the number of Years of Service before the Break in Service is greater than the number of consecutive Breaks in Service, then the break in the Employee's employment shall be bridged, and there shall be added to the service that has accumulated since his reemployment the aggregate of all previous periods of service that the Employee had prior to the break, provided that the Employee had at least one (1) Year of Service preceding the Break in Service.

                  (b) Upon retirement or separation from service following the bridging of a Break in Service hereunder, the Employee's benefits under this Plan shall be based on his Final Average Compensation and Years of Credited Service both before and after the Break in Service.

                  (c) Notwithstanding the foregoing, if the application of the bridging of service provisions contained in this Section 4.4 would result in a lower or reduced benefit for a Participant, then the provisions of this Section 4.4 shall not apply to such Participant.

         4.5      Transition Rules and Short and Overlapping Computation Periods

                  (a) For each Computation Period commencing prior to 1999, if a Participant was credited in a Plan Year with less than 2080 of Hours of Service, the Participant will be credited for such Computation Period with a fraction of a Year of Credited Service (not in excess of one (1)), where the numerator of the fraction is the number of Hours of Service credited to the Participant during such Computation Period and the denominator is 2080. For Plan Years commencing in 1999 and thereafter, a Participant shall be credited with one (1) full Year of Credited Service if the Participant completes one thousand (1000) Hours of Service during such Plan Year. For the 1998 Plan Year, each Participant's Year of Credited Service shall be determined pursuant to
         (c)(iii) below.

                  (b) If the compensation (if any) used to determine a Participant's accrued benefit under any benefit formula in the Plan is so defined as to cause application of the preceding subsection (a) otherwise to violate the prohibition against double proration in 29 C.F.R. ss.2530.204-2(d), then the Participant's compensation under such definition for any Plan Year during which the Participant is credited with less than 2080 of Hours of Service in the Plan Year shall be adjusted by multiplying the Participant's compensation under such definition for the Plan Year by a fraction, the numerator of which is 2080 Hours of Service, and the denominator of which is the number of Hours of Service credited to the Participant during such Plan Year.

                  (c) For any short and/or overlapping computation period for vesting, break in service or benefit accrual purposes which arose due to the changes in the Computation Periods for Years of Vesting Service and Years of Credited Service, commencing on or after January 1, 1999, the following rules shall apply:

                       (i) For vesting purposes, a Participant who is credited with 1000 Hours of Service in both the Computation Period commencing in 1998 and the overlapping Computation Period commencing January 1, 1999 shall be credited with two (2) Years of Service for vesting purposes.

                       (ii) For Break in Service purposes, an Employee who has terminated employment will have a One-Year Break in Service for each of the Computation Periods commencing in 1998 and commencing on January 1, 1999 if the Employee has not more than 500 Hours of Service in such Computation Periods, respectively.

                       (iii) For benefit accrual purposes, a Participant shall be credited with a pro-rated portion of a Year of Credited Service for the Computation Period commencing in 1998 if the Participant completes a pro-rated portion of 1000 Hours of Service by December 31, 1998. The pro-rated portion of the 1000-hour requirement shall be determined by multiplying the number of calendar days between the participant's employment anniversary date and
                       December 31, 1998 times 2.7.

         4.6 Special Rules for Service Under Prior Plan. An Eligible Employee shall be credited with service for all purposes under this Plan, including eligibility, participation, vesting and benefit accrual, for service credited under the terms of the Prior Plan. Notwithstanding the preceding sentence, this Section 4.6 shall not be applied in a manner which, in conjunction with the service crediting rules above, would result in an Employee being credited with more than one Year of Service in any Plan Year, and in such event, the Employee's service credit will be limited to one (1) year of service. An Employee will receive service credit under this Section 4.6 only if the Employee is a participant in this Plan upon his initial hire by the Employer, and only if this Plan receives a transfer of benefit liabilities and assets with respect to such Employee from the Prior Plan.

         4.7      Transfers between Company, Affiliates and Adopting Entities

                  (a) Transfer of employment between the Company, an adopting Affiliate, or an Adopting Entity shall not be considered a termination of employment.

                  (b) Service for an Affiliate or Adopting Entity shall only be counted after the date of affiliation, or such earlier date fixed by the Company in a statement of adoption.

                  (c) Years of Eligibility Service and Years of Vesting Service shall be counted for service with the Company, any Affiliate, and any Adopting Entity. Except as provided in (d) below, Years of Credited Service shall be counted for service with an Employer, and a nonadopting Affiliate only if the obligation to pay benefits based on service with such Affiliate is assumed from a plan maintained by the Affiliate, as evidenced by a statement of assumption signed by the Company, provided to the Committee and communicated to Employees.

                  (d) Years of Credited Service shall be counted for service with CenturyTel, Inc. or any Affiliate beginning as of January 1, 1999, and service with CenturyTel, Inc. or any adopting Affiliate prior to January 1, 1999, shall not be counted under this Plan for purposes of determining Years of Credited Service.

                  (e) An Employee's Year of Credited Service for the year in which the Employee transfers to or from employment with an Employer shall be determined as follows:

                       (i) The total number of days worked by the Employee for an Employer during a Plan Year shall be divided by 365.

                       (ii) The total number of hours worked by the Employee for the Company, any Affiliate and any Adopting Entity for the Plan Year shall be determined and shall be utilized to determine if the Employee would have been entitled to be credited with a Year of Credited Service under Section 4.3 if the Employee had worked for an Employer during the entire Plan Year.

                       (iii) The result of the determination under (ii) above, shall be multiplied by the fraction resulting from the computation under (i) above, and the result shall be the fractional Year of Credited Service, if any, credited to the Employee under this Plan for such Plan Year.



                                    ARTICLE V
                    BENEFITS ON RETIREMENT, DEATH, DISABILITY
                          AND TERMINATION OF EMPLOYMENT

         5.1 Normal Retirement. An Employee who attains Normal Retirement Age shall have the right to retire with a fully vested and nonforfeitable basic benefit computed in accordance with Section 6.1, subject to the limitations contained in Section 5.7, commencing as of the first day of the month coinciding with or immediately following his retirement.

         5.2      Early Retirement.

                  (a) An Employee who has attained age fifty-five (55) and completed five (5) Years of Credited Service may retire before attaining Normal Retirement Age and shall be entitled to a benefit hereunder.

                  (b)  The benefit provided on Early Retirement under this
         Section 5.2 shall be a fully vested and nonforfeitable benefit computed in accordance with Section 6.2, subject to the limitations contained in
         Section 5.7.

         5.3 Deferred Retirement. An Employee who continues to work for the Employer after his Normal Retirement Age shall be entitled to a deferred retirement benefit, computed in accordance with Section 6.3, subject to the limitations contained in Section 5.7.

         5.4 Disability Retirement. An Employee shall be entitled to a disability retirement benefit if he becomes Disabled. An Employee's disability retirement benefit will be computed in accordance with Section 6.4, and will commence as of the first day of the month coinciding with or following the Employee's Normal Retirement Age; provided, however, that an Employee may elect an early commencement of his disability retirement benefit pursuant to Section 7.11.

         5.5 Spouse's Benefit. A Spouse of a Participant shall be entitled to a benefit computed in accordance with Section 6.5 if the Participant dies before the Annuity Starting Date and if the requirements of (a) or (b), below, are met, and the requirement of (c), below, is met.

                  (a) the Participant was employed by the Employer on his date of death and had earned a nonforfeitable right to benefits hereunder.

                  (b)  (i)    the Participant had terminated employment with the
         Employer after attaining Normal Retirement Age or becoming eligible for an early retirement benefit under Section 5.2 or a disability retirement benefit under Section 5.4; or

                       (ii) the Participant had terminated employment with the Employer after earning a nonforfeitable right to benefits hereunder but prior to attaining Normal Retirement Age or becoming eligible for an early or disability retirement benefit hereunder.

                  (c) the Participant was legally married to the surviving spouse at death and was so married for the year preceding death.

         The spouse of a Participant who has a Platteville employee contribution account under the Plan shall be entitled to a benefit determined under Section 6.5(d) upon the death of the Participant.

         No Spouse's benefit shall be payable to the Spouse of a Participant who dies before the Annuity Starting Date without having met the requirements of this Section 5.5. Except as otherwise provided in the Plan, whether a Participant has earned a nonforfeitable right to a benefit shall be determined in accordance with Section 5.6(b).

         5.6      Benefit on Termination of Employment.

                  (a) A Participant who terminates employment prior to becoming eligible for a normal, early or disability retirement benefit hereunder, and prior to his death, shall be entitled to a benefit computed in accordance with Section 6.6, subject to the vesting schedule contained in subparagraph (b) below, and the limitations contained in Section 5.7.

                  (b) Participants shall earn a nonforfeitable interest in their benefits under this Plan according to the following schedule:

                  YEARS OF VESTING SERVICE            VESTING PERCENTAGE

                  less than five (5)                          0%
                  five (5) or more                          100%

         Notwithstanding the foregoing schedule, a Participant's right to benefits under this Plan shall be fully vested and nonforfeitable upon attainment of Normal Retirement Age, upon meeting the requirements for an early retirement benefit under Section 5.2, and upon meeting the requirements for a disability benefit under Section 5.4.

                  (c) Notwithstanding the vesting schedule in (b), above, a Participant's Accrued Benefit shall fully vest and become nonforfeitable automatically upon the occurrence of any of the following events, each of which shall be referred to herein as a "Change of Control":

                       (i) the acquisition by any person of beneficial ownership of 30% or more of the outstanding shares of the Company's common stock, $1.00 par value per share (the "Common Stock"), or 30% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:

                              (A)   any acquisition (other than a Business
                       Combination (as defined below) which constitutes a Change of Control under Section 5.6(c)(iii)) of Common Stock directly from the Company,

                              (B)   any acquisition of Common Stock by the
                       Company or its subsidiaries,

                              (C)   any acquisition of Common Stock by any
                       employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

                              (D)   any acquisition of Common Stock by any
                       corporation pursuant to a Business Combination that does not constitute a change of control under Section 5.6(c)(iii); or

                       (ii) individuals who, as of January 1, 2000, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors, provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

                       (iii) consumption of a reorganization, share exchange, merger or consolidation (including any such transaction involving any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"); provided, however, that in no such case shall any transaction constitute a Change of Control if immediately following such Business Combination:

                              (A)  the individuals and entities who were
                       the beneficial owners of the Company's outstanding Common Stock and the Company's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the surviving or successor corporation, or, if applicable, the ultimate parent company thereof (the "Post-Transaction Corporation"), and

                              (B) except to the extent that such ownership existed prior to the Business Combination, no person (excluding the Post-Transaction Corporation and any employee benefit plan or related trust of either the Company, the Post-Transaction Corporation or any subsidiary of either corporation) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 20% or more of the combined voting power of the then outstanding voting securities of such corporation; and

                              (C)   at least a majority of the members of
                       the board of directors of the Post-Transaction Corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

                  (d) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

         For purposes of this Section 5.6(c), the term "person" shall mean a natural person or entity, and shall also mean the group or syndicate created when two or more persons act as a syndicate or other group (including, without limitation, a partnership or limited partnership) for the purpose of acquiring, holding, or disposing of a security, except that "person" shall not include an underwriter temporarily holding a security pursuant to an offering of the security.

         5.7      Limitations on Pensions.

                  (a) In addition to any other limits set forth in the Plan, and notwithstanding any other provision of the Plan, in no event shall the annual amount of any retirement benefit payable with respect to a Participant under the Plan exceed the maximum annual amount permitted by Section 415 of the Code for a retirement benefit payable in the form and commencing at the age provided for with respect to the Participant. The determination in the preceding sentence shall be made after taking into account the retirement benefits payable with respect to the Participant under all other defined benefit plans required to be aggregated with this Plan under Section 415(f)(1)(A) of the Code, and after taking into account the annual additions with respect to the Participant under all defined contribution plans required to be aggregated under Section 415(f)(1)(B) of the Code.

                  (b) If the limits imposed by subsection (a), above, with respect to a Participant would otherwise be exceeded, the retirement benefits and annual additions with respect to the Participant under the plans described in subsection (a), above, shall be reduced until those limits are satisfied. For purposes of applying the preceding sentence, the retirement benefits payable with respect to the Participant under the defined benefit plans described in subsection (a), above, shall be reduced before the annual additions with respect to the Participant are reduced under the defined contribution plans described in subsection
         (a), above. Among plans of the same type (defined benefit or defined contribution), reductions shall be made in reverse chronological order, that is, on a plan-by-plan basis, beginning with the plan under which the Participant most recently accrued a benefit or was allocated an annual addition, and ending with the plan under which the Participant least recently accrued a benefit or was allocated an annual addition.

                  (c) The limits imposed by subsection (a), above, shall be applied on the basis of:

                       (i) before January 1, 2000, an interest rate assumption of five percent (5%) per annum, compounded annually, and on and after January 1, 2000, in accordance with
                  Section 415(b)(2)(E) of the Code,, as amended by Section 767 of the Uruguay Round Agreements Act (as subsequently amended by Section 1449 of the Small Business Job Protection Act of
                  1996),

                       (ii) the definition of compensation in Treas. Reg. ss. 1.415-2(d)(11)(i),

                       (iii) any cost-of-living increase that the Plan is permitted to take into account under Section 415(d) of the Code,

                       (iv)   any applicable transition rule prescribed in
                  Section 1106(i) of the Tax Reform Act of 1986, and

                       (v) any other applicable transition rule that preserves a Participant's accrued benefit under the Plan as of the effective date of the enactment or amendment of Section 415 of the Code.

                  (d)  Notwithstanding the foregoing, the application of this
         Section 5.7 shall not cause a Participant's accrued benefit (including any optional benefit) determined under the provisions of the Plan to be less than the greater of:

                       (i) the Participant's accrued benefit based on all service credited under the Plan taking into account the limitations of Section 415 of the Code in effect as of the date of the determination; or

                       (ii)   the sum of

                              (A)  the Participant's accrued benefit under
                       the terms of the Prior Plans in effect as of December 31, 1999, taking into account the limitations of
                       Section 415 of the Code in effect as of December 7, 1994, and

                              (B)  the Participant's accrued benefit based
                       solely on service after December 31, 1999, taking into account the limitations of Section 415 of the Code in effect as of the date of the determination.

                  (e) This Section 5.7 is intended to satisfy the requirements imposed by Section 415 of the Code and shall be construed in a manner that will effectuate this intent. This Section 5.7 shall not be construed in a manner that would impose limitations that are more stringent than those required by Section 415 of the Code.


                                   ARTICLE VI
                         COMPUTATION OF BENEFIT AMOUNTS

         6.1      Normal Retirement Benefit.

                  (a) Except as provided in Section 6.1(b) and subject to the limitations contained in Section 5.7, the basic benefit on normal retirement for a person retiring on or after January 1, 1990 is a monthly pension for the life of the Participant equal to the sum of:

                       (i)    Years of Credited Service (YCS) as of
                  December 31, 1998, up to a maximum of thirty (30), times the sum of 1.3 percent of Final Average Pay
                  (FAP) plus .65 percent of Final Average Pay in excess of Social Security Covered Compensation (SSCC) as follows:

                  YCS (up to 30) X ((1.3%X FAP) + (.65 X (FAP - SSCC))), and

                       (ii) Years of Credited Service (YCS) accrued after December 31, 1998, up to a maximum of thirty
                  (30), taking into account Years of Credited Service under clause (i), above, first in determining the thirty (30) year maximum, times the sum of 0.50 percent of Final Average Pay plus 0.50 percent of Final Average Pay in excess of Social Security Covered Compensation (SSCC) as follows:

                  YCS (up to 30, taking into account benefit years under (i), above, first) X ((0.50% X
                  FAP) + (FAP - SSCC))).

                  (b) For Participants covered by a collective bargaining agreement which provides for participation in this Plan, and subject to the limitations contained in Section 5.7, the basic benefit on normal retirement for a person retiring on or after January 1, 1990 is a monthly pension for the life of the Participant equal to the number of Years of Credited Service (YCS), up to a maximum of thirty (30), times the sum of 1.3 percent of Final Average Pay
(FAP) plus .65 percent of Final Average Pay in excess of Social Security Covered Compensation (SSCC) as follows:

                  YCS (up to 30) X ((1.3% X FAP + (.65% X (FAP - SSCC))).

                  (c) Notwithstanding the provisions of (a) and (b), above, the benefit of former employees of Pacific Telecom, Inc. who were on long-term disability under the Pacific Telecom, Inc. Long-Term Disability Plan as of December 31,1998 shall, subject to the limitations contained in Section 5.7, be computed in accordance with the benefit formula contained in Section 6.1(b), above.

                  (d) If a Participant either becomes covered by a collective bargaining agreement which provides for participation in this Plan or ceases to be so covered, the Participant's basic benefit shall be determined by applying Section 6.1(a) above to the time period during which the Participant is not covered by a collective bargaining agreement which provides for participation in this Plan, and Section 6.1(b) above shall apply to the time period during which the Participant is so covered. In the event a Participant's basic benefit is determined under both Section 6.1(a) and (b) for periods within a single Plan Year, the Participant shall not be given duplicate credit under both Section 6.1(a) and 6.1(b), but each period shall be counted only once in determining the Participant's basic benefit.

                  (e)  (i)    The benefits for certain employees of certain
                       Affiliates and Adopting Entities, and benefits attributable to transfers of assets from other plans to this Plan are determined in accordance with Exhibit "A".

                       (ii) The entities reflected on Exhibit "A" as of the date of execution of this Amended and Restated Plan are as follows:

                  Alascom,  Inc./RCA (including Telephone Utilities of Alaska,
                   Greatland Telephone Company, Sitka Telephone Company and PACOM, Inc.)
                  Inter-Island Telephone Co.
                  Telephone Utilities International
                  Cencom, Inc., Cencom of Wisconsin, Inc. and
                   Weyauwega Telephone Co.
                  National Gateway Telecom
                  Pacific Corp Trans, Inc.
                  Contel (Glacier State Telephone Company)
                  Upsouth Peninsula
                  Telecommunications, Inc.
                  Telephone Utilities of Wyoming, Inc.
                  Turtle Lake Telephone Company
                  Postville Telephone Company
                  Tharp Telephone Company
                  PACCOM Leasing
                  Northland Telephone Company
                  Wayside Telephone Company
                  Shell Lake Telephone Company
                  North-West Telecommunications/Platteville
                  Pacific Telecom Service Company
                  Casco Telephone Company
                  Ameritech
                  CSW NET
                  CenturyTel of Upper Michigan, Inc.


         6.2      Early Retirement Benefit.

         On early retirement, the basic benefit shall be the normal retirement benefit under Section 6.1 reduced as follows. The amount of basic benefit attributable to the appropriate percentage of Final Average Pay determined under
Section 6.1(a) or 6.1(b) (the Base Benefit) and the amount attributable to the appropriate percentage of Final Average Pay in excess of Social Security Covered Compensation determined under Section 6.1(a) or 6.1(b) (the Excess Benefit) shall be adjusted to the Annuity Starting Date by the percentages prescribed in the following table, interpolating between ages through the last full month.


    Age at Benefit             Base Benefit                 Excess Benefit
    Starting Date              Percentage                   Percentage

         64                         100%                          92%
         63                         100%                          84%
         62                         100%                          76%
         61                          95%                          72%
         60                          90%                          68%
         59                          84%                          64%
         58                          78%                          60%
         57                          72%                          56%
         56                          66%                          52%
         55                          60%                          48%


         6.3      Deferred Retirement Benefit.

                  (a) On deferred retirement, the basic benefit shall be that for normal retirement based on Years of Credited Service and Final Average Pay at actual retirement.

                  (b) A Participant who works past the month in which normal retirement benefits would have begun shall be notified in writing during that month that benefits will not be started, except for payments under Section 7.10. The notification shall contain the information required by applicable law and regulations on suspension of benefits.

                  (c) If benefits start under Section 7.10 to a Participant during employment the following shall apply:

                       (i) The starting date under Section 7.10 shall be the Annuity Starting Date.

                       (ii) All provisions with respect to the time, form and amount of benefit shall apply as of the Annuity Starting Date. The form of benefit determined as of that date shall be final and shall not be reopened at later termination of employment. The amount of benefit for service to the Annuity Starting Date shall not be changed by later changes in Final
                  Average Pay.

                       (iii) Additional accruals shall be calculated at each calendar year-end after the Annuity Starting Date as follows:

                              (A)  The additional benefit shall be
                       based on additional service and on Final Average Pay as of the year-end.

                              (B)  Added benefits shall be in the form
                       determined under (ii) above.

                              (C)  In the year in which the Employee
                       terminates employment the date of termination shall be substituted for year-end.

                       (iv) The preretirement death benefit for a spouse under Section 5.5 will not apply if the Participant dies after the Annuity Starting Date.

         6.4 Disability Retirement Benefit. The annual benefit amount payable to a disabled Participant shall be computed in the same manner as the basic benefit under Section 6.1, determined on the basis of Years of Credited Service and Final Average Pay at retirement and Social Security Covered Compensation at Disability.

         6.5 Spouse's Benefit. The benefit payable to a Spouse who qualifies for a Spouse's benefit under Section 5.5 shall be determined as follows:

                  (a)  If at death the Participant is age fifty-five
(55) or over, or actively employed by the Employer with thirty (30) or more Years of Service, the benefit of the Spouse shall be the amount payable to the Spouse as beneficiary under the survivor annuity portion of the Qualified Joint and Survivor Annuity with respect to the Participant, determined as though the Participant had retired on the first day of the month in which death occurs. On the death of a Participant with thirty (30) or more Years of Service before age fifty-five (55), the Participant shall be assumed to be age fifty-five (55) for purposes of this subparagraph (a).

                  (b) If the Participant does not meet the requirements of (a), above, at death, the benefit of the Spouse shall be the amount payable to the Spouse as beneficiary under the survivor annuity portion of the Qualified Joint and Survivor Annuity with respect to the Participant, determined as though the Participant had separated from service on the date of death, if not already separated, and had survived until age fifty-five (55).

                  (c) Notwithstanding the foregoing, if at the time of death the Actuarial Value of the Participant's Accrued Benefit is such that the provisions of Section 7.9 would have applied to require a lump sum payment of such Participant's Accrued Benefit if the Participant had terminated employment on the date or his or her death, the Spouse shall be paid the amount of the lump sum payment as determined under Section 7.9.

                  (d) In addition to any benefit to which a Spouse may be entitled under this Plan, a Spouse of a Participant who has a Platteville employee contribution account under the Plan shall be entitled to a benefit upon the death of the Participant equal to the value of such account.

         6.6      Benefits for Terminated Vested Employees.

                  (a) The benefit amount payable on or after Normal Retirement Age to a Participant who terminates employment prior to death, disability or meeting the requirements for Early Retirement under Section 5.2, and with a nonforfeitable interest (in whole or in part) in his accrued benefit hereunder shall be computed in accordance with Section 6.1, based on Years of Credited Service, Final Average Pay and Social Security Covered Compensation at termination of employment.

                  (b) If a terminated vested Participant elects early commencement of benefits under Section 7.1(f), the benefit payable on such an early commencement of benefits shall be the Accrued Benefit, reduced to the Annuity Starting Date under the following table, interpolating between ages through the last full month.

         Age at Annuity                               Benefit
         Starting Date                               Percentage
                64                                       88%
                63                                       78%
                62                                       68%
                61                                       61%
                60                                       54%
                59                                       48%
                58                                       43%
                57                                       38%
                56                                       34%
                55                                       30%

         6.7      Reduction for Other Benefits.

                  (a) If an Employee becomes entitled to workers' compensation benefits for disability, the normal retirement basic benefit shall be reduced as follows:

                       (i) Each monthly benefit shall be reduced by the amount of any workers' compensation installment payment for that month.

                       (ii) The total benefit shall be reduced actuarially by the portion of any lump sum workers' compensation award that is actuarially attributable to years after normal retirement date.

                  (b) If an Employee becomes entitled to benefits under any other defined benefit pension maintained by an Employer, based on service counted for purposes of determining Years of Credited Service under this Plan, the Employee's benefit under this Plan shall be reduced by the Actuarial Equivalent of the Employee's benefit based on such service under the other Plan.

         6.8      Cost of Living Adjustment

                  (a) The amount currently payable to each Participant who has no Hours of Service after December 31, 1987, or to the Spouse or other beneficiary of such a Participant, shall be adjusted by the amount under (b), below, as follows:

                       (i) The adjustment shall be made each January 1 beginning with the first January that is at least twelve (12) months after benefits payments commence.

                       (ii) The adjustment shall be made to the benefit actually being paid after conversion to an optional form.

                  (b)  The adjustment under (a) shall be the lesser of:

                       (i) The percentage increase in the U.S. Consumer Price Index (all items) during the twelve (12) months ending with the September index preceding the adjustment date, and

                       (ii)   Two (2) Percent.

                  (c) If the Consumer Price Index decreases during the period described in (b)(i), no downward adjustment in retirement benefits shall be made. Any such decrease shall offset any subsequent increases.

                  (d) The benefit of a Participant who has Hours of Service after December 31, 1987 shall not be adjusted as provided above. The amount of the benefit shall be at least as much as the actuarial equivalent of the Participant's accrued benefit under the Prior Plan as of December 31, 1987, including the value of potential cost-of-living adjustments.

                                   ARTICLE VII
                       TIMING AND FORM OF BENEFIT PAYMENTS

         7.1 Commencement of Benefits. Subject to the provisions of Sections 7.9 and 7.10, benefits to a Participant (or Spouse under Sections 5.5 and 6.5) shall commence as of the following dates:

                  (a) For normal retirement benefits under Section 5.1 and 6.1, as of the last day of the month in which the Participant's Normal Retirement Date occurs, unless the Participant elects deferred retirement.

                  (b) For early retirement benefits under Section 5.2 and 6.2, benefits shall commence as of the last day of the month after the Participant attains Normal Retirement Age, unless the Participant elects to commence benefits as of the first day of any month coincident with or following the date of early retirement, in which event benefits shall commence as of the last day of such month.

                  (c) For deferred retirement benefits under Sections 5.3 and 6.3, benefits shall commence as of the last day of the month following the first day of the month coinciding with or following the date on which the Participant actually retires and elects to commence receiving benefits.

                  (d) For disability benefits under Sections 5.4 and 6.4, benefits shall commence as of the Participant's Normal Retirement Age, provided that, if otherwise eligible for early retirement, the Participant may elect for benefits to commence on or after the Participant's meeting the requirements for early retirement. If the Participant notifies the Committee in writing that disability benefits under this Plan would reduce any other disability benefit, the Committee shall defer payment until the other benefit stops.

                  (e) For benefits of a Spouse under Section 5.5 and 6.5, benefits under Section 6.5(a) shall commence as of the last day of the month following the first day of the month coinciding with or following the date of death of the Participant, benefits under Section 6.5(b) shall commence on the last day of the month following the first day of the month coinciding with or following the later of the date of death of the Participant or the date on which the Participant would have attained age fifty-five (55), and benefits for a Spouse under Section 6.5(d) shall be paid as soon as administratively feasible following the date of death of the Participant.

                  (f) For benefits of a terminated vested Participant under Sections 5.6 and 6.6, benefits shall normally commence as of the last day of the month after the Participant reaches Normal Retirement Age, provided that a Participant may elect to commence receiving benefits as of the last day of any month after the first day of the month coinciding with or following the date the Participant attains age fifty-five (55). In such event, benefits shall be reduced as provided in Section 6.6(b).


         7.2 Normal Form. Unless a Participant elects another form of payment in accordance with Section 7.3,

                  (a) a Participant who is married as of the commencement date of his benefits shall receive benefits in the form of a Qualified Joint and Survivor Annuity.

                  (b) a Participant who is not married on the commencement date of his benefits shall receive his benefits in the form of a Single Life Annuity.

         7.3      Waiver of Normal Form.

                  (a) a Participant may elect, subject to the provisions of this Section 7.3 and during the applicable election period, to waive the Normal Form of benefit and to receive his benefits in an optional form provided in
Section 7.7 pursuant to the following terms and conditions:

                       (i) a married Participant may elect to waive the Qualified Joint and Survivor Annuity provided in Section 7.2(a) above in favor of an Alternative Joint and Survivor Annuity, a Single Life Annuity, or any other optional form of benefit provided in Section 7.7.

                       (ii) an unmarried Participant may elect to waive the Single Life Annuity provided under Section 7.2(b) above in favor of any optional form of benefit provided in Section 7.7.

                       (iii) any election hereunder of an alternative form of benefit must specify such form, and any election of an alternative form of joint and survivor annuity must be accompanied by proof of the age of the designated beneficiary satisfactory to the Committee.

                       (iv) a married Participant shall not be entitled to waive the Spouse's benefit provided in Section 5.5.

                  (b) Any election under this Section 7.3 may be revoked, either automatically in the circumstances described in Section 7.6, below, or by filing a written revocation with the Committee in a form and in a manner acceptable to the Committee. After any such revocation, a new election under
Section 7.6(a) above may be made at any time before the commencement of benefits to the Participant (or during such other period permitted or required by law). However, except as provided in Section 7.12(b) or as the Committee may otherwise provide on the basis of uniform and nondiscriminatory rules, any election under
Section 7.3(a) shall be irrevocable after benefits have commenced to the Participant.

         7.4 Timing of Election and Spousal Consent. An election or revocation of an election under Sections 7.2 and 7.3 shall be subject to the following terms and conditions:

                  (a) Any election or revocation of a form of benefit shall be made within the ninety (90) day period ending on the date of commencement of benefits to the Participant (or during such other period permitted or required by law), and shall be made by giving written notice in such form and manner as may be required by the Committee.

                  (b) The election by a married Participant of any form of benefit other than a Qualified Joint and Survivor Annuity shall be ineffective unless the Spouse consents in writing to the election, the election designates a specific alternate beneficiary, including any class of beneficiaries or any contingent beneficiaries, and/or a form of benefit payment, which may not be changed without Spousal consent (or the Spouse expressly permits designations by the Participant without any further Spousal consent), the consent of the Spouse acknowledges the effect of the election, and the consent of the Spouse is witnessed by a notary public or plan representative. The consent of the Spouse must acknowledge the effect of the election of the form of benefit that the Participant has made, as well as the effect of the designation of any beneficiary or beneficiaries other than the Spouse which a Participant has made. The consent of the Spouse shall be irrevocable unless the Participant and the Spouse agree to a revocation.

                  (c) Spousal consent as provided in (b), above, shall not be required if the Committee determines that the consent cannot be obtained because there is no Spouse, the Spouse cannot be located, or in any other circumstance specified by any written guidance issued by the Internal Revenue Service.

                  (d) The consent of a Spouse pursuant to (b), above, shall be effective only with respect to that Spouse. Also, any establishment that the consent of a Spouse cannot be obtained under (c), above, shall be effective only with respect to that Spouse. A consent that permits designations by the Participant without any requirements of further consent by the Spouse must acknowledge that the Spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights.

                  (e) Any consent by a Spouse pursuant to (b), above, shall be effective only as long as the Participant makes no change in the designated beneficiary or class of beneficiaries.

         7.5 Notice Requirements. Not less than thirty (30) days nor more than ninety (90) days before the date of commencement of benefits to a Participant (or during such other period permitted or required by law), the Committee shall provide to each Participant a written explanation of:

                  (a) The material features and relative financial values of the alternative forms of benefits to which the Participant is entitled, or which the Participant could elect to receive, under the Plan;

                  (b) In the case of a married Participant, his right to elect to waive the Normal Form of benefit provided in Section 7.2(a) above, the effect of such an election, and the requirements (including any spousal consent requirements) applicable to his election;

                  (c) In the case of an unmarried Participant, his right to elect or receive, and the effect of such an election, any other form of benefit as an alternative benefit to the normal form of benefit specified in Section 7.2(b) above;

                  (d) In the case of a Participant who is entitled to elect commencement of a form of payment before attaining Normal Retirement Age, his right not to elect such early commencement; and

                  (e) The terms and conditions (if any) under which an election by a Participant, or a consent by the Spouse of a married Participant, may be revoked, and the effect of such revocation.

         The notice requirement contained in this Section 7.5 shall not apply in the case of a lump sum cash out distribution to a Participant pursuant to
Section 7.9.

         The commencement date for a benefit in a form other than a Qualified Joint and Survivor Annuity may be less than thirty (30) days after receipt of the written explanation described above provided: (a) the Participant has been provided with information that clearly indicates that the Participant has at least thirty (30) days to consider whether to waive the Qualified Joint and Survivor Annuity and elect (with Spousal consent) a form of distribution other than a Qualified Joint and Survivor Annuity; (b) the Participant is permitted to revoke any affirmative distribution election at least until the commencement date of his benefit or, if later, at any time prior to the expiration of the seven (7) day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant; and (c) the commencement date of the Participant's benefit is a date after the date that the written explanation was provided to the Participant.

         7.6      Special Rules for Death of Participant or Beneficiary.

                  (a) If the designated Beneficiary with respect to an Alternative Joint and Survivor Annuity dies before the Annuity Starting Date for the Participant, the election of such annuity (including, if applicable, any election pursuant to Section 7.3, above, to waive the Spouse's benefit) shall be void, and the Participant shall be deemed not to have previously elected an Alternative Joint and Survivor Annuity. If the designated Beneficiary with respect to an Alternative Joint and Survivor Annuity dies before the Participant, but after the Annuity Starting Date for the Participant, the amount of the benefit thereafter payable to the Participant shall not be affected in any way as a result thereof.

                  (b) If a Participant dies before his Annuity Starting Date without having made a valid election of an optional form of payment described in
Section 7.7, no individual shall have a right to any payment under the Plan with respect to the Participant, unless the Participant is survived by a spouse who is entitled to a Spouse's benefit.

                  (c) If a Participant dies before his Annuity Starting Date after terminating employment with the Employer and after having made (and not revoked) a valid election of an Alternative Joint and Survivor Annuity leaving the designated Beneficiary with respect to the Alternative Joint and Survivor Annuity surviving him, the Beneficiary shall be eligible to receive the survivor annuity payable under such Alternative Joint and Survivor Annuity as if the Employee had died on the day following his Annuity Starting Date.

                  (d) If a Participant dies before his Annuity Starting Date after terminating employment with the Employer and after having made (and not revoked) a valid election of a lump sum distribution described in Section 7.7(b), the lump sum distribution shall be paid to the Participant's designated Beneficiary (or, if the Participant has not designated a Beneficiary, or if none of his designated Beneficiaries survives him, the lump sum distribution shall be paid to the executor of the Participant's will or the administrator of his estate).

                  (e) If a Participant dies before his Annuity Starting Date after terminating employment with the Employer and after having made (and not revoked) a valid election of a Ten-Year Certain and Life Annuity Option described in Section 7.7(c), the Participant's designated Beneficiary shall be eligible to receive the ten-year certain payments pursuant to such option as if the Employee had died on the day following his Annuity Starting Date (or, if the Participant has not designated a Beneficiary, or if none of his designated Beneficiaries survives him, the ten-year certain payments pursuant to such option shall be paid to the executor of his will or the administrator of his estate).

                  (f) If a Participant dies on or after his Annuity Starting Date, any distribution that was scheduled to be paid to him on or before his date of death but that was not paid to him on or before his date of death due to administrative or other delay, shall be paid instead to the executor of his will or the administrator of his estate.

         7.7.     Optional Forms of Payment.

                  (a)  Alternative Joint and Survivor Annuity.

                       (i) Under the Alternative Joint and Survivor Annuity, a reduced amount shall be payable to the retired Employee for his lifetime. The Beneficiary, if surviving at the retired Employee's death, shall be entitled to receive thereafter a lifetime survivor benefit in an amount equal to 100 percent of the reduced amount that had been payable to the retired Employee.

                       (ii)   The reduced amount payable to the retired
                  Employee shall be the Actuarial Equivalent of the amount determined under Section 6.1, 6.2, 6.3 and/or 6.4, as the case may be. The appropriate actuarial factor shall be determined for any Employee and his Beneficiary as of the commencement date of the Employee's benefits.

                       (iii) If an Employee designates any individual other than his or her spouse as his Beneficiary, the annual amount of the Employee's annuity under the Alternative Joint and Survivor Annuity shall be not less than fifty percent (50%) of the annual benefit calculated as a single life annuity, and the Beneficiary's survivor annuity under the Alternative Joint and Survivor Annuity shall be reduced to the extent necessary to reflect any adjustment required by this paragraph (iii) in the amount of the Employee's annuity under the Alterative Joint and Survivor Annuity.

                  (b)  Lump Sum Distribution Option.

                       (i)    Any Employee who qualifies for a benefit under
                  Section 5.1, 5.2, 5.3, 5.4 or 5.6 may elect to receive his or her benefit in the form of a lump sum distribution if the Actuarial Value of the vested, accrued benefit of the Participant is over $5,000 but not over $10,000. The amount of any such lump sum distribution shall be the Actuarial Equivalent (as of the Annuity Starting Date for the Employee) of his benefit computed under Section 6.1 (or in the case of a terminated vested Employee's benefit, as computed under
                  Section 6.6) as a single life annuity commencing on his Annuity Starting Date.

                       (ii) If the Actuarial Value of the Spouse's death benefit under Section 5.5 and 6.5 is greater than $5,000 and not over $10,000, the Spouse may elect to receive his or her benefits as a lump sum.

                       (iii)  Notwithstanding anything to the contrary in
                  Section 7.7, the payment of a benefit in the form of a lump sum distribution shall be made in a single taxable year of the recipient and shall be made on or as soon as practicable after the commencement date of the Employee's benefits.

                  (c)  Ten-Year Certain and Life Annuity Option.

                       (i) A Participant in the Plan shall be eligible to elect to receive his benefits in the form of an annuity that is actuarially equivalent to the Plan's Single Life Annuity and that provides equal monthly payments for the life of the Participant, with the condition that if the Participant dies before he has received one-hundred twenty (120) monthly payments, the Participant's designated Beneficiary shall receive monthly payments in the same amount as the Participant until a total of one-hundred twenty (120) monthly payments have been made to the Participant and his Beneficiary combined.

                  (d)  Early Retirement Annuity Option

                       (i) On Early Retirement, a Participant in the Plan shall be eligible to elect to receive his benefits in the form of an annuity under which the monthly payments before first eligibility for Social Security retirement benefits (either age 62 or age 65, as elected by the Participant) are increased by a temporary supplement and the remaining payments are reduced so as to provide approximately equal payments throughout when combined with Social Security.

         7.8 Annuity Form of Payment. All benefits, except those benefits paid in a lump sum distribution pursuant to Section 7.7(b) or 7.9, shall be payable in monthly installments as follows:

                  (a) The first installment shall be paid to the retired Employee (or Spouse, in the case of a Spouse's benefit) as of the commencement date determined in accordance with Section 7.1;

                  (b) Where installments are to be paid to a Beneficiary under an Alternative Joint and Survivor Annuity, the first installment to the Beneficiary shall be paid as of the beginning of the first month following the death of the Participant;

                  (c) The final installment shall be paid as of the beginning of the month during which the death of the retired Employee or Beneficiary, as the case may be, occurs, except that disability benefit installments shall cease prior to the death of the retired Employee if and when such Employee ceases to satisfy the disability conditions of Section 5.4; and

                  (d) A check in payment of a monthly installment may be mailed, in the discretion of the Committee, before the date as of which the payment is made.

         7.9 Mandatory Lump Sum Distribution of Small Benefits. If a former Employee is entitled to a termination benefit and the Actuarial Value of such termination benefit does not exceed $5,000, the former Employee shall receive such termination benefit in the form of a lump sum payment equal to the Actuarial Value of the termination benefit otherwise payable to him under the Plan. If a Spouse is entitled to a Spouse's benefit and the Actuarial Value of such Spouse's benefit does not exceed $5,000, the Spouse shall receive such Spouse's benefit in the form of a lump sum payment equal to the Actuarial Value of the Spouse's benefit otherwise payable to the Spouse under the Plan. Notwithstanding the foregoing, this Section 7.8 shall not apply in the case of a former Employee or a Spouse who is otherwise eligible to elect immediate commencement of a termination benefit or Spouse's benefit.

         7.10 Minimum Distributions Required Under Code Section 401(a)(9). The following subsections limit the timing of benefit distributions under the
Plan:

                  (a) Any benefit that is payable to a Participant hereunder shall be distributed or commence not later than the Participant's Required Beginning Date. The benefit shall be distributed, in accordance with Section 401(a)(9) of the Code (including the incidental benefit rules applicable thereunder),

                       (i) in a lump sum (to the extent otherwise permitted under the Plan, including, without limitation, under Section 7.7(b) or 7.9),

                       (ii)   over the life of the Participant,

                       (iii) over the lives of the Participant and the Participant's Beneficiary,

                       (iv) over a period not extending beyond the Participant's life expectancy,

                       (v) over a period not extending beyond the joint and last survivor expectancy of the Participant and the Participant's Beneficiary.

If the Participant's entire interest is to be distributed over a period of more than one (1) year, then the amount to be distributed each year shall be no less than the amount prescribed under Section 401(a)(9) of the Code.

                  (b) If the distribution of the Participant's benefit has commenced in conformity with subsection (a), above, and the Participant dies before his entire benefit has been distributed to him, the remaining portion of his benefit shall be distributed to his Beneficiary at least as rapidly as under the method of distribution that was in effect as of the date of the Participant's death.

                  (c) Subject to subsection (d), below, if the Participant dies before distribution of his benefit has commenced, any benefit that is payable under the terms of the Plan shall be distributed within five (5) years after the Participant's death.

                  (d)  Subsection (c), above, shall not apply to:

                       (i) any portion of the Participant's benefit payable to (or for the benefit of) a Beneficiary that is distributed (in accordance with Section 401(a)(9) of the Code) over the Beneficiary's life (or a period not extending beyond his life expectancy) commencing within one (1) year after the date of the Participant's death (or such later date as may be prescribed under Section 401(a)(9) of the Code), or

                       (ii) any portion of the Participant's benefit payable to his Spouse that is distributed over the Spouse's life (or a period not extending beyond the Spouse's life expectancy) commencing no later than the date on which the Participant would have attained age 70 1/2 ; provided that if the Spouse dies before payments to such Spouse begin, subsections (c) and
                  (d) shall apply as if the Spouse were the Participant; and further provided that any amount paid to the child of the Participant shall be treated as if it had been paid to the Spouse of the Participant if such amount is payable to the Spouse upon such child's reaching majority (or such other event as may be prescribed by the regulations under Section 401(a)(9) of the Code).

                  (e) For purposes of this Section 7.10, the life expectancy of the Participant and his Spouse shall be recomputed on an annual basis, but the life expectancy of any non-Spouse Beneficiary shall be computed only on the date as of which the distribution commences.

                  (f) This Section 7.10 shall apply notwithstanding any other provision of the Plan. The sole purpose of this Section 7.10 is to limit the manner in which the benefit payments may be made under the Plan in accordance with Section 401(a)(9) of the Code. This Section 7.10 does not confer any rights or benefits upon any Participant, spouse, Beneficiary, or any other person.

                  (g) This Section 7.10 shall not apply to any method of distribution designated in writing by a Participant under the terms of the Plan or a Prior Plan before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (as in effect before the amendments made by the Tax Reform Act of 1984).

                  (h) Any Participant who does not elect a form of distribution before his distribution is required to commence under this Section 7.10 shall receive the distribution in the form provided for under Section 7.2.

         7.11 Early Commencement Election. Notwithstanding any other provision in the Plan, and subject to the provisions of Sections 7.2 - 7.6 and
Section 7.9, the Participant (or his Spouse, in the case of a Spouse's benefit) may elect a commencement date that precedes the normal commencement date if he is otherwise eligible to do so under the terms of the Plan. The election shall be in writing, in a form acceptable to the Committee, and executed and filed with the Committee during the ninety (90) day period ending on the commencement date of the Employee's benefits, or during such other period permitted or required by law.

         7.12     Suspension of Benefits.

                  (a) No benefit shall be paid or payable with respect to a Participant (including a retired or terminated Employee) during any month in which he is credited with forty (40) or more Hours of Service as a regular or temporary employee of the Employer. For purposes of this Section 7.12 only, the term "Employer" shall mean the applicable Employer and any Affiliate of such Employer (as determined under Section 2.4, but disregarding the phrase "other than the Company" in Section 2.4(a)). Thus,

                       (i) a retired or terminated Employee's benefit shall be suspended during any month during which he is credited with forty (40) or more Hours of Service as a regular or temporary employee of the Employer; and

                       (ii) the benefit of a Participant other than a retired or terminated Employee shall be suspended during any month during which he is credited with forty (40) or more Hours of Service as a regular or temporary employee of the Employer.

The preceding provisions of this subsection (a) shall apply, even though the retired or terminated Employee's or Participant's service as a regular or temporary employee of the Employer does not constitute "Section 203(a)(3)(B) service" described in 29 C.F.R. ss.2530.203-3(c), and even though the procedures regarding notice, review, and administration otherwise prescribed under 29 C.F.R. ss.2530.203-3 are not observed.

                  (b) If a Participant (including a retired or terminated Employee) is reemployed or remains in employment as a regular or temporary employee of the Employer, as described in subsection (a), above, the commencement date of his benefit shall occur no earlier than the first day of the first month in which he ceases to be so employed, and his benefit shall be calculated, in accordance with Sections 4.3 and 4.4, to take such employment into account. If a retired or terminated Employee, subject to subsections (a)(i) or (ii), above, becomes entitled to have his benefit resume, the amount and form of the benefit shall be governed by the generally applicable provisions of the Plan, as if he had then first retired.

                  (c)  (i)    If the benefit of a Participant (including a
retired or terminated Employee) is suspended during any period after his Age 65 Normal Retirement Date pursuant to subsection (a), above, the amount of his benefit determined under subsection (b), above, shall not be less than the actuarial equivalent of the Single Life Annuity that would have been payable to him (or that he could have elected to receive) commencing on the day after his Age 65 Normal Retirement Date (or if later, the day his benefits were suspended), had his benefit not been suspended. For this purpose, actuarial equivalence shall be determined using an interest rate of seven percent (7%) per annum and the TPF&C 1971 Forecast Mortality Table for Males (with ages set back 2 years).

                       (ii)   If the benefit of a Participant
                  (including a retired or terminated Employee) is suspended pursuant to subsection (a), above, during any period after his Normal Retirement Date (but before his Age 65 Normal Retirement date, if later), and his employment during such period constitutes "section 203(a)(3)(B) service" described in 29 C.F.R. ss.2530.203-3(c), the Company shall notify the Participant of such suspension or delay by personal delivery or first class mail during the first calendar month in which the benefit is to be suspended, shall afford him a review of such suspension under the procedure specified in Section 9.13, and shall otherwise administer such suspension and any subsequent resumption or commencement of benefit payments in a manner consistent with 29 C.F.R. ss.2530.203-3.

                  (d) If an Employee subject to subsection (a)(i) or (ii), above, previously received a total distribution of his benefit in accordance with Section 7.7(b) or 7.9, the amount of the Single Life Annuity used to determine his benefit upon retirement under subsection (b), above, shall be reduced by the amount of the Single Life Annuity upon which such total distribution was based.

         7.13     Eligible Rollover Distributions

                  (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 7.13, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                  (b)  Definitions.

                       (i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under
                  Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for eligible rollover distributions or the exclusion for net unrealized appreciation with respect to employer securities).

                       (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
                  Section 403(a) of the Code, or a qualified trust described in
                  Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                       (iii) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
                  Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                       (iv) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.


                                  ARTICLE VIII
                                MEDICAL BENEFITS

         8.1      Eligibility

                  (a) Medical benefits under this Article shall be provided to a Participant, or the dependents of a Participant, who:

                       (i) Has terminated employment, commenced receiving pension benefits on early, normal or deferred retirement, and qualifies for post-retirement medical benefits under the CenturyTel, Inc. Welfare Benefits Plan or successor thereto.

                       (ii) Retires and commences benefits on or after January 1, 1998.

                       (iii) Is not covered by a collective bargaining agreement at retirement.

                       (iv)   Has never been a "key employee" as defined in
                  Section 416(i) of the Internal Revenue Code.

                  (b) The term "benefits" used alone in this Plan shall refer to pension benefits under Article V and Article VI and not to medical benefits provided under this Article.

         8.2      Medical Benefits

                  (a) The medical benefits provided under this Plan to Participants eligible under Section 8.1 shall be all medical benefits, as defined in Internal Revenue Code Section 213(d)(1), provided to such Participants after retirement under the CenturyTel, Inc. Welfare Benefits Plan or successor thereto. The provisions of such Welfare Benefits Plan can limit medical benefits to retired Participants who meet further eligibility requirements. Any medical benefits to which retired Participants are entitled under such Welfare Benefits Plan that are not provided under this Plan due to insufficiency of funding or otherwise, shall be paid from a welfare benefits trust established by the Company for that purpose or from the Employer's general assets.

                  (b) The document evidencing the CenturyTel, Inc. Welfare Benefits Plan or successor thereto, including all of the separate documents incorporated into it, is incorporated by reference as part of this Plan. This incorporation by reference shall include any amendments made from time to time to the CenturyTel, Inc. Welfare Benefits Plan and any successor plan.

         8.3      Separate Medical Benefits Account

                  (a) Subject to 8.4, each Employer may make contributions to fund the medical benefits provided in Section 8.2 for its Employees. A separate account shall be maintained for all such contributions, and earnings on them. Any medical benefits for Participants shall be paid only from such account.

                  (b) Investment earnings and losses of the trust fund shall be allocated to the accounts in Section 8.3(a) in proportion to the investment earnings and losses of the entire trust.

         8.4      Limitation on Contributions

                  The aggregate actual contributions (measured from January 1, 1989) to fund medical benefits shall not exceed twenty five (25) percent of the total actual contributions (measured from January 1, 1989) to the Plan, disregarding in such total any contributions to fund past service credits.

         8.5      Satisfaction of Liabilities

                  (a) Unless all obligations under Section 8.2 have been satisfied, no part of the medical benefits account shall be used for any purpose other than payment of either of the following:

                       (i)    Medical benefits.

                       (ii) Necessary or appropriate expenses attributable to the administration of the medical benefits account.

                  (b) Following satisfaction of the obligations under Section 8.2, any amounts remaining in the medical benefits account shall be returned to the Employers on an equitable basis as determined by the Committee.

         8.6      Forfeiture of Benefits

                  If a person's interest in the medical benefits account is forfeited prior to termination of the Plan, the amount forfeited shall be applied as soon as possible to reduce the Employer's contributions to fund medical benefits.


                                   ARTICLE IX
                                     FUNDING

         9.1 Plan Assets. The assets of the Plan shall be held in of one or more Trust Funds and/or one or more arrangements with insurance companies for the funding of benefits, as determined by the Company.

         9.2 Trust Agreement. Each Trust Fund shall be established and maintained pursuant to a Trust Agreement that contains such provisions as the Company shall determine. The terms of each Trust Agreement are hereby incorporated into and made a part of the Plan.

         9.3 Insurance Arrangements. Each arrangement with an insurance company shall be established and maintained pursuant to a written contract or policy between the Company and an insurance company qualified to do business in a State, which shall contain such provisions as the Company shall determine.

         9.4 Contributions. The Company intends to make contributions to the Plan sufficient to comply with the minimum funding standards imposed by the Code. The Company's contributions shall be determined annually, or more frequently, by the Board. Each contribution made to the Plan shall be made on the condition that it is currently deductible under Section 404 of the Code for the taxable year with respect to which the contribution is made and without regard to any subsequent amendment improving benefits under the Plan.

         9.5 Exclusive Benefit. Except as provided in this Section 9.5 and in Section 9.6, all Company contributions to the Plan and all property of the Plan, including income from investments and other sources, shall be used for the exclusive benefit of Employees, retired Employees, former Employees, and Beneficiaries and shall be used to provide benefits under the Plan and to pay the reasonable expenses of administering the Plan and the Trust, except to the extent that such expenses are paid by the Company. Any forfeitures arising under the Plan shall be applied to reduce the Company's contributions to the Plan and shall not be used to increase the benefit that any Employee, retired Employee, former Employee, or Beneficiary would otherwise be entitled to receive under the Plan. Except as provided in Section 9.6, it shall be impossible at any time prior to the satisfaction of all liabilities under the Plan for any portion of the assets of the Plan to be used for, or diverted to, purposes other than the exclusive benefit of Employees, retired Employees, former Employees, and Beneficiaries; provided, however, that after all liabilities under the Plan have been satisfied, any assets remaining in the Trust that are attributable to erroneous actuarial computations shall be distributed to the Company, except as otherwise required by Section 4044(d)(3)(A) of ERISA.

         9.6 Return of Contributions. Notwithstanding any other provision of the Plan, the Company shall be entitled upon request to the return of any contribution made to the Plan (adjusted, in the case of any contribution described in subsection (a) or (c), below, to reflect any investment losses allocable thereto, but not to reflect any investment gains allocable thereto):

                  (a) within one (1) year after the payment of the contribution, in the case of a contribution made by mistake of fact;

                  (b) within one (1) year after the date of denial of the Plan's qualification, if the contribution is conditioned on initial qualification of the Plan under Section 401(a) of the Code; or

                  (c) within one (1) year after the disallowance of the deduction, to the extent the deduction is disallowed, if the contribution is conditioned on the deductibility of the contribution under Section 404 of the Code.

         9.7 Prohibition Against Assignment or Alienation of Benefits. Benefits under the Plan may not be anticipated, assigned (either at law or in equity), alienated, or subjected to attachment, garnishment, levy, execution, or other legal or equitable process, provided that:

                  (a) an arrangement whereby benefit payments are paid to a Participant's savings or checking account in a financial institution is not prohibited;

                  (b) once a Participant begins receiving benefits under the Plan, such Participant may assign or alienate the right to future payments if such transaction is limited to assignments or alienations that:

                       (i)    are voluntary and revocable,

                       (ii) with respect to a particular benefit payment, do not in the aggregate exceed ten percent (10%) of such payment, and

                       (iii) neither are for the purpose, nor have the effect, of defraying administrative costs of the Plan; and

                  (c) payments made in accordance with a Qualified Domestic Relations Order are not prohibited.

For purposes of subsection (b), above, an attachment, garnishment, levy, execution or other legal or equitable process is not considered a voluntary assignment or alienation.


                                    ARTICLE X
               FIDUCIARY RESPONSIBILITIES AND PLAN ADMINISTRATION

         10.1 Allocation of Fiduciary Responsibilities. Fiduciary responsibilities in connection with the Plan shall be allocated in accordance with the provisions of this Article X and shall be carried out in accordance with the Plan and applicable law. It is intended that, to the extent permitted by applicable law, each fiduciary shall be obligated to discharge only the responsibilities assigned to him and that he shall not be charged with the responsibilities assigned to any other fiduciary.

         10.2     Committee. The Committee shall consist of not less than three
(3) nor more than eleven (11) persons to be appointed by and serve at the pleasure of the Board of Directors of CenturyTel, Inc.

         10.3 Committee Action by Majority Vote. The Committee may act, with or without a meeting, by a vote of a majority of its members then in office.

         10.4 Plan Administrator. The Committee shall be the Plan Administrator and shall be responsible for the administration of the Plan. In addition to any implied powers and duties that may be necessary or appropriate to the conduct of its affairs, the Committee shall have the following powers and duties, including the discretionary power:

                  (a) to make and enforce such rules and regulations as it shall determine to be necessary or proper for the administration of the Plan;

                  (b) to interpret the Plan and to decide all matters arising thereunder, including the right to remedy possible ambiguities, inconsistencies, and omissions;

                  (c) to determine the right of any person to benefits under the Plan and the amount of such benefits;

                  (d) to issue instructions to a Trustee or insurance company to make disbursements from the Trust, and to make any other arrangement necessary or appropriate to provide for the orderly payment and delivery of disbursements from the Trust;

                  (e) to delegate to other persons such of its responsibilities as it may determine;

                  (f)  to retain an Enrolled Actuary;

                  (g) to employ suitable agents, actuaries, auditors, legal counsel, and other advisers as it may determine;

                  (h) to allocate among its members such of its responsi-bilities as it may determine; and

                  (i) to prepare, file, and distribute such forms, statements, descriptions, returns, and reports relating to the Plan as may be required by law.

                  The foregoing list of express powers is not intended to be either complete or conclusive, but the Committee shall, in addition, have such powers as it may reasonably determine to be necessary to the performance of its duties under the Plan. The decision or judgment of the Committee on any question arising in connection with the exercise of any of its powers or any matter of Plan Administration or the determination of benefits shall be final, binding and conclusive upon all parties concerned.

         10.5 Committee Reliance on Professional Advice. The Committee is authorized to obtain, and act on the basis of, tables, valuations, certificates, opinions, and reports furnished by an enrolled actuary, accountant, legal counsel, or other advisers.

         10.6 Plan Administration Expenses. All reasonable expenses of administering the Plan (including, without limitation, the expenses of the Committee) shall be paid out of the assets of the Trust, in accordance with and to the extent provided in the provisions of the Trust Agreement, except to the extent paid by the Company without request by the Company for reimbursement from the Trust.

         10.7 Responsibilities of Trustee. Each Trustee shall be responsible for the custody of the assets of the Plan assigned to it, making disbursements at the order of the Committee, and accounting for all receipts and disbursements with respect to the assets of the Plan assigned to it.

         10.8 Investment Management by Trustee. Each Trustee shall be responsible for managing the investment of the Plan assets in its custody, or any part thereof, when directed to do so by CenturyTel, Inc. in accordance with the terms of the Trust Agreement.

         10.9 Allocation of Investment Management Responsibilities. CenturyTel, Inc. shall have the sole fiduciary responsibility for determining whether investment of the Plan assets held by a Trustee shall be managed by the Trustee, or by one or more investment managers, or whether both the Trustee and one or more investment managers are to participate in investment management and, if so, how investment responsibility is to be divided.

         10.10 Appointment and Removal of Investment Managers. CenturyTel, Inc. shall have the sole fiduciary responsibility for the appointment or removal of any investment manager and shall enter into an investment management agreement with each investment manager appointed by it on such terms and conditions consistent with the provisions of this Plan as it shall deem advisable. Each investment manager shall be responsible for managing the investment of such portion of the Trust as shall be placed under its management pursuant to the investment management agreement.

         10.11 Ascertainment of Plan Financial Needs. CenturyTel, Inc. shall have the sole fiduciary responsibility for periodically ascertaining the financial needs of the Plan, including the Plan's liquidity needs, and shall convey the pertinent information to the Trustee and/or investment managers responsible for managing the investments of the Trust.

         10.12 Delegation of Company's Duties. CenturyTel, Inc. shall designate, in accordance with its normal practice, such of its officers or other employees as it shall consider appropriate to carry out its duties under the foregoing Sections 10.8, 10.9, 10.10 and 10.11.

         10.13    Benefit Claim Procedure.

                  (a) If an individual is denied any benefits (in whole or in part) to which he believes he is entitled under the Plan, he may file a claim for benefits as set forth herein. Any claim for benefits under the Plan shall be delivered in writing by the claimant to the Plan Administrator. The claim shall identify the benefits requested and shall include a statement of the reasons why the benefits should be granted. The Plan Administrator shall grant or deny the claim. If the claim is denied in whole or in part, the Plan Administrator shall give written notice to the claimant, setting forth: (i) the reasons for the denial, (ii) specific reference to pertinent Plan provisions on which the denial is based, (iii) a description of any additional material or information necessary for the perfection of the claim and an explanation of why such material or information is necessary, and (iv) an explanation of the Plan's claim review procedure. The notice described in the preceding sentence shall be furnished to the claimant within a period of time not exceeding ninety (90) days after receipt of the claim; except that such period of time may be extended, if special circumstances should require, for an additional ninety (90) days commencing at the end of the initial ninety (90) day period. Written notice of such an extension shall be given to the claimant before the expiration of the initial ninety (90) day period and shall indicate the special circumstances requiring the extension and the date by which the final decision is expected to be rendered. In exercising its responsibilities pursuant to this Section 10.13, the Plan Administrator shall have the discretionary power to interpret the Plan and to decide all matters arising thereunder, including the right to remedy possible ambiguities, inconsistencies, and omissions.

                  (b) A claimant who has been denied a claim for benefits, in whole or in part, may, within a period of sixty (60) days thereafter, request a review of such denial by filing a written notice of appeal with the Committee. In connection with an appeal, the claimant (or his duly authorized representative) may review pertinent documents and may submit evidence and arguments in writing to the Committee. The Committee shall decide the questions presented by the appeal, either with or without holding a hearing, and shall issue to the claimant a written notice setting forth: (i) the specific reasons for the decision and (ii) the specific reference to pertinent Plan provisions on which the decision is based. The notice described in the preceding sentence shall be issued within a period of time not exceeding sixty (60) days after receipt of the request for review; except that such period of time may be extended, if special circumstances (including, but not limited to, the need to hold a hearing) should require, for an additional sixty (60) days commencing at the end of the initial sixty (60) day period. Written notice of such an extension shall be provided to the claimant prior to the expiration of the initial sixty (60) day period. The decision of the Committee shall be final and conclusive. In the event that the Plan Administrator is a member of the Committee, he shall not participate in the decision of the Committee or in any of the proceedings with respect thereto.

         10.14 QDRO Procedures. The Committee shall establish written procedures to determine the qualified status of domestic relations orders and to administer distributions under Qualified Domestic Relations Orders. Such procedures shall be consistent with any regulations prescribed under Section 206(d) of ERISA. The Committee shall promptly notify the Participant and any alternate payee (as defined in Section 206(d)(3)(K) of ERISA) of the receipt of an order and the procedures for determining the qualified status of domestic relations orders. Within a reasonable period after receipt of an order, the Committee shall determine whether the order is qualified and shall notify the Participant and each alternate payee of such determination. During any period in which the qualified status of a domestic relations order is being determined (by the Committee, by a court, or otherwise), the Committee shall direct the Trustee to account separately for the amounts that would have been payable to each alternate payee if the order had been determined to be a Qualified Domestic Relations Order. If within eighteen (18) months of the receipt of the order, the order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Committee shall direct the Trustee to pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto. If within eighteen (18) months of the receipt of the order, it is determined that the order is not qualified, or the issue as to whether the order is qualified is not resolved, then the Committee shall direct the Trustee to pay the segregated amount (plus any interest thereon) to the person or persons who would have been entitled to such amounts if there had been no order. Any determination that an order is qualified that is made after the close of the eighteen (18) month period shall be applied prospectively only.

         10.15 Service in Multiple Fiduciary Capacities. Any person or group of persons may serve in more than one (1) fiduciary capacity with respect to the Plan, in accordance with Section 402(c)(1) of ERISA.

                                   ARTICLE XI
               CO-SPONSORSHIP OF PLAN AND MERGERS WITH OTHER PLANS

         11.1 Co-sponsorship of Plan by Affiliates. Any Affiliate, with the specific approval of the Board and the Affiliate's board of directors (or other governing body, if applicable), may join in this Plan as a co-sponsor. Thereupon, such Affiliate shall be included in the definition of Company hereunder and shall have the obligation to make contributions to this Plan sufficient to fund the benefits of its Employees and their Beneficiaries. In any such case, this Plan shall remain a single plan with any and all of its assets derived from Company contributions (regardless of the entity to whose contributions such assets can be traced) available to pay the benefits to each Participant and Beneficiary hereunder and any other liabilities of the Plan. A list of the Affiliates that have become co-sponsors of the Plan pursuant to this
Section 11.1, together with the respective effective dates of their co-sponsorship, appears in Exhibit A.

         11.2 Co-sponsorship of Plan by Adopting Entities. Any Adopting Entity, with the specific approval of the Board and the Adopting Entity's board of directors (or other governing body, if applicable), may join in this Plan as a co-sponsor. Thereupon, such Adopting Entity shall be included in the definition of Company hereunder and shall have the obligation to make contributions to this Plan sufficient to fund the benefits of its Employees and their Beneficiaries. A list of the Adopting Entities that have become co-sponsors of the Plan pursuant to this Section 11.2, together with the respective effective dates of their co-sponsorship, appears in Exhibit A.

         11.3     Merger with Plan of Affiliate.

                  (a) Any other pension or retirement plan, sponsored by an Affiliate, may be merged into this Plan, with this Plan as the surviving instrument, with the specific approval of the Board and, if applicable, the board of directors (or other governing body, if applicable) of the Affiliate. Thereupon, if the employer sponsoring the merged plan is an Affiliate, the Affiliate shall become a co-sponsor of the Plan, and included in the definition of Company hereunder. In any such case, the Plan shall remain a single plan with any and all of its assets derived from Company contributions (regardless of the entity to whose contributions such assets can be traced) available to pay the benefits of each Participant and Beneficiary hereunder and any other liabilities of the Plan.

                  (b) The assets of the merged plan shall be transferred to the Trustee and be assets of the Plan, and the liabilities of the merged plan shall be liabilities of the Plan.

                  (c) Each Participant in the merged plan shall become a Participant in the Plan on the merger date, with accrued or vested benefits under the Plan equal to his accrued or vested benefits under the merged plan, and thereafter shall continue to participate in the Plan in accordance with its terms. Furthermore, each Participant in the merged plan who is an Employee on the merger date shall be entitled to Credited Service for his service under the merged plan and the greater of (i) his accrued or vested benefits under the Plan on account of such Credited Service or (ii) his accrued or vested benefits under the merged plan.

                  (d)  It is the intention, and it shall be the effect, of this
Section 11.3 that any merger of a plan into this Plan be carried out in accordance with Section 12.3.


                                   ARTICLE XII
                             DURATION AND AMENDMENT

         12.1 Reservation of Right to Suspend or Terminate Plan. Except as otherwise provided herein, while it is the intention of the Company that the Plan shall remain in effect indefinitely, the Board reserves the right to suspend or terminate the Plan in whole or in part, at any time and from time to time, and for any reason whatsoever that in the Board's sole discretion appears to it to make such action advisable.

         12.2 Reservation of Right to Amend Plan. Except as otherwise provided herein, the Plan may be amended in accordance with the procedures set forth in this Section 12.2. The Board by duly adopted written resolution or by unanimous written consent may modify or amend the Plan in whole or in part, prospectively or retroactively, at any time and from time to time. The Board by duly adopted written resolution or by unanimous written consent may delegate the power to so modify or amend the Plan to one or more officers of the Company, subject to such conditions as the Board may in its sole discretion impose. Notwithstanding the preceding sentence, and without the necessity of a delegation of authority from the Board, the General Counsel of the Company may adopt any amendment or modification to the Plan that is, in the opinion of such General Counsel, necessary or appropriate to comply with applicable laws and regulations, including without limitation ERISA and the Code. The officers of the Company may take all actions necessary or appropriate to implement or effectuate any amendment or modification to the Plan described herein. Any modification or amendment of the Plan by one or more officers of the Company (including without limitation the General Counsel) shall be adopted by a written instrument executed by such officer or officers. Notwithstanding the foregoing, no amendment shall reduce any benefit, that is accrued or treated as accrued under Section 411(d)(6) of the Code, of any Participant, or the percentage (if any) of such benefit that is vested, on the later of the date on which the amendment is adopted or the date on which the amendment becomes effective.

         12.3 Transactions Subject to Code Section 414(l). Except as otherwise provided herein, the Plan may be merged into or consolidated with another plan, and its assets or liabilities may be transferred to another plan. However, to the extent that Section 401(a)(12) or 414(l) of the Code is applicable and in accordance therewith, no such merger, consolidation, or transfer shall be consummated unless each Employee, retired Employee, former Employee, and Beneficiary under the Plan would, if the resulting plan then terminated, receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer, if the Plan had then terminated; provided that the foregoing provisions of this
Section 12.3 shall not apply if such alternative requirements as may be imposed by the regulations under Section 414(l) of the Code are satisfied. For purposes of the preceding sentence, the benefit of an Employee, retired Employee, former Employee, or Beneficiary upon the deemed termination of a plan shall be determined without regard to any requirement under Title IV of ERISA or otherwise that (a) the Employer or any other person make additional contributions to the Plan in connection with its termination, or (b) any assets of the Plan attributable to employee contributions remaining after satisfaction of all liabilities described in Section 4044(a) of ERISA be distributed to Participants pursuant to Section 4044(d)(3) of ERISA. Any liability transferred from the Plan to another plan pursuant to this Section 12.3 shall result in the extinguishment of such liability hereunder immediately upon such transfer, and no benefit previously payable under the Plan on account of such liability shall be payable under the Plan following such transfer.


                                  ARTICLE XIII
                       DISTRIBUTION UPON PLAN TERMINATION

         13.1 Vesting on Plan Termination. In case of a termination or partial termination of the Plan, the rights of all affected Employees, retired Employees, and Beneficiaries to benefits accrued under the Plan to the date of such termination or partial termination, to the extent then funded, shall be nonforfeitable.

         13.2 Allocation of Assets on Plan Termination. Upon termination of the Plan, the Committee shall allocate the assets of the Plan in accordance with the following priority schedule, after providing for reasonable Plan administration expenses:

                  (a) First, there shall be paid any portion of a Participant's accrued benefits derived from any non-mandatory contributions by him to the Plan;

                  (b) Second, there shall be paid any portion of a Participant's accrued benefits derived from any mandatory contributions by him to the Plan;

                  (c) Third, there shall be allocated to (i) the benefit of each retired Employee (or Beneficiary) that was being paid on the date three (3) years prior to the date of termination, and (ii) the benefit of each Employee (or former Employee or Beneficiary) that would have been in pay status three (3) years prior to the date of termination if the Employee or former Employee had retired prior to such earlier date and if his benefit had commenced (in the normal form of annuity under the Plan) as of the beginning of such three (3) year period, an amount that is sufficient to provide such benefit, payable from the date of termination based on the provisions of the Plan as in effect during the five (5) year period ending on such date and under which the benefit was or would have been the least;

                  (d) Fourth, there shall be allocated to each benefit an mount that together with any amount allocated under subsection (c), above, is sufficient to provide the portion of the benefit that is guaranteed by the Pension Benefit Guaranty Corporation, as provided under Title IV of ERISA (without regard to Sections 4022(b)(5) and 4022(b)(6) thereof);


                  (e) Fifth, there shall be allocated to each benefit an amount that together with any amounts allocated under subsections (c) and (d), above, is sufficient to provide each such benefit, to the extent it is nonforfeitable;

                  (f) Sixth, there shall be allocated to each benefit the amount that together with any amounts allocated under subsections (c) through
(e), above, is sufficient to provide the accrued benefit on the date of the termination; and

                  (g) Seventh, after all liabilities of the Plan have been satisfied, any residual assets shall be distributed to the Company, except as otherwise required by Section 4044(d)(3)(A) of ERISA.

         If the assets of the Plan are insufficient to provide in full the amounts required under subsections (a) through (d), above, such assets shall be allocated pro rata among the benefits described in the subsection for which the required amounts first cannot be provided in full. If the assets of the Plan are insufficient to provide in full the amounts required under subsection (e), above, the assets available for allocation under subsection (e) shall be allocated first to provide the amounts required under such subsection on the basis of the terms of the Plan as in effect at the beginning of the five (5) year period ending on the date of the Plan termination. If the assets of the Plan are insufficient to provide such amounts in full, the assets shall be allocated among such amounts on a pro rata basis. If the assets of the Plan are sufficient to provide such amounts in full, then any remaining assets shall be allocated to provide the amounts under such subsection based on the benefits resulting from each successive amendment during the five (5) year period until the available assets are insufficient to provide the amounts required under subsection (e). The assets available for allocation with respect to the benefits resulting from the first such amendment shall be allocated on a pro rata basis.

         13.3 Provision for Benefits After Plan Termination. The provision of benefits pursuant to Section 13.2 may be made, in the discretion of CenturyTel, Inc., by the purchase of annuities or by continuing in existence any Trust Agreements or arrangements with insurance companies entered into pursuant to the Plan and making provision therefrom for benefits, or both, or by immediate distribution from the Plan, or by any combination of these means, as CenturyTel, Inc., in its sole discretion, shall determine.

         13.4 Computation of Benefits After Plan Termination. The benefits specified in Section 13.2 shall be computed in accordance with the provisions of
Article VI or the Schedules of the Plan, as applicable, except that, to the extent permitted by law, the periods of Vesting Service and Credited Service used in the computation of benefits for Employees shall be regarded as ended as of the Plan termination date and only Average Annual Compensation as of that date shall be taken into account.

         13.5 Continued Employment Not Required After Plan Termination. The payment of benefits on termination of the Plan shall not be contingent on an Employee's continuing in the service of the Company or any other employer after the termination of the Plan, except to the extent such service is otherwise required under the Plan to become eligible for a particular benefit or form of payment.

         13.6 Data in Company Records on Plan Termination. In all cases benefits on termination of the Plan shall be determined, to the extent permitted by law, on the basis of the Employee's age, Vesting Service, Credited Service, and Average Annual Compensation as shown by the Company's records as of the Plan termination date.

         13.7 Satisfaction of Liabilities on Plan Termination. In the case of all benefits for which provision is made for the purchase of annuities from an insurance company, the delivery of an annuity contract or certificate of the insurance company from which the annuity is purchased to each Employee, retired Employee, former Employee, or Beneficiary to whom such benefits are payable shall, to the extent permitted by applicable law, serve to relieve the Plan from any further obligations for the payment of such benefits. In the case of all benefits for which provision is not made through the purchase of annuities from an insurance company, the judgment of CenturyTel, Inc. as to the adequacy of the alternative provision shall be final to the extent permitted by applicable law. If such alternative provision made as of the Plan termination date should thereafter at any time appear, in the judgment of CenturyTel, Inc., inadequate or more than sufficient to continue the payment of the amounts previously estimated to be payable, the remaining payments of such benefits shall be adjusted pro rata in the order of precedence set forth in Section 13.2.

         13.8     High-25 Distribution Restrictions.

                  (a) Upon the termination of the Plan, the benefit of each highly compensated employee and each highly compensated former employee (both as defined in Section 414(q) of the Code) shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

                  (b) The annual payments under the Plan with respect to a Participant shall not exceed the annual payments that would be made with respect to the Participant under a straight life annuity that is the actuarial equivalent of his Accrued Benefit. The preceding sentence shall not apply to a Participant for a calendar year if: (i) the Participant is not among the twenty-five (25) highly compensated employees and highly compensated former employees (both as defined in Section 414(q) of the Code) of an adopting Affiliate or Adopting Entity with the greatest compensation in that calendar year or any prior calendar year; (ii) after satisfying all benefits payable to the Participant under the Plan, the value of Plan assets does not fall below 110 percent of the Plan's current liabilities (as defined in Section 412(l)(7) of the Code); (iii) the value of the benefits payable with respect to the Participant under the Plan is less than one percent (1%) of the value of the Plan's current liabilities (as defined in Section 412(l)(7) of the Code and determined before distribution to the Participant); or (iv) the value of the benefits payable with respect to the Participant under the Plan does not exceed the amount described in Section 411(a)(11)(A) of the Code. If the Plan is terminated while the restrictions pursuant to this subsection (b) are in effect, amounts in excess of those restrictions shall first be applied in a nondiscriminatory manner to the satisfaction of any Plan liabilities to Participants who are not subject to the restrictions, and any balance remaining shall then be applied in a nondiscriminatory manner to any Plan liabilities that may be outstanding with respect to Participants who are subject to the restrictions.

                  (c) This Section 13.8 is intended to satisfy the requirement of Treas. Reg. ss.1.401(a)(4)-5(b). This Section 13.8 shall not be construed in a manner that would impose limitations that are more stringent than those required by Section 1.401(a)(4)-5(b) of the Treasury Regulations. If Congress should provide by statute, or the United States Treasury Department or the Internal Revenue Service should provide by regulation, ruling, or other guidance of general applicability, that the foregoing restrictions are no longer necessary for the Plan to meet the requirements of Section 401(a) of the Code or any other applicable provision of the Internal Revenue Code then in effect, such restrictions shall become void and shall no longer apply, without the necessity of further amendment to the Plan.


                                   ARTICLE XIV
                       INTERCHANGE OF BENEFIT OBLIGATIONS

         14.1 Interchange Agreement Permitted. Agreements may be made by the Company with Affiliates other than the Company for an interchange of the obligations to which they may be subject under similar pension plans. These agreements shall provide that:

                  (a) pension plans shall be maintained on a consistent and substantially uniform basis by all of the companies participating in such interchange agreements;

                  (b) advance provision for the payment of pensions shall be made by each company in such amounts as may be necessary to provide for and fulfill all requirements of its plan as in effect from time to time; and

                  (c) the vesting service and credited service of the Participants under the pension plans sponsored by the companies that are parties to such agreements shall include service with all such companies.


                                   ARTICLE XV
                               GENERAL PROVISIONS

         15.1 No Employment Rights Conferred. Neither the action of the Company establishing this Plan nor any action taken by the Company under the Plan shall be construed as giving to any Employee a right to be retained in the service of the Company.

         15.2 Integration Clause. No Employee, retired Employee, former Employee, Beneficiary, or any other person shall be entitled to or have any vested right in or claim to a benefit under the Plan, except as expressly provided herein.

         15.3 Incapacity of Recipient. Benefit payments to a retired Employee or a Beneficiary unable to execute a proper receipt therefor may be made to a relative or other person, selected by the Committee, for the benefit of the retired Employee or the Beneficiary, and the receipt executed by such person shall discharge the obligations of the Plan and the Committee to such retired Employee or Beneficiary and anyone claiming through either of them.

         15.4 ERISA Fiduciary Duties. Nothing in the Plan shall relieve or be deemed to relieve any Plan fiduciary from any responsibility, obligation, or duty imposed by or under ERISA.

         15.5 Compliance with State and Local Law. The provisions of this Plan relating to an Employee's age of retirement shall not be applied in circumstances that would cause such provisions to be in violation of applicable state or local law. In such circumstances, the Employee Benefits Committee as Plan Administrator shall modify the application of such provisions to the extent necessary to comply with applicable state or local law, but only to the extent such laws are not preempted by federal law.

         15.6 Usage. Words in the masculine gender shall include the feminine gender and the plural shall include the singular unless the context indicates otherwise.

         15.7 Titles and Headings. The titles to Articles and the headings of Sections, subsections, paragraphs, and subparagraphs in this Plan are placed herein for convenience of reference only and, as such, shall be of no force or effect in the interpretation of the Plan.


         15.8 Severability Clause. In the event any provision of the Plan is held to be in conflict with or in violation of any state or federal statute, rule, or decision, all other provisions of this Plan shall continue in full force and effect. In the event that the making of any payment or the provision of any other benefit required under the Plan is held to be in conflict with or in violation of any state or federal statute, rule, or decision or otherwise invalid or unenforceable, such conflict, violation, invalidity, or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and in the event that the making of any payment in full or the provision of any other benefit required under the Plan in full would be in conflict with or in violation of any state or federal statute, rule or decision or otherwise invalid or unenforceable, then such conflict, violation, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be in conflict with or in violation of any state or federal statute, rule or decision or otherwise invalid or unenforceable, and the maximum payment or benefit that would not be in conflict with or in violation of any state or federal statute, rule or decision or otherwise invalid or unenforceable, shall be made or provided under the Plan.

         15.9 USERRA - Military Service Credit. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                   ARTICLE XVI
                             TOP-HEAVY REQUIREMENTS

         16.1 In General. This Article XVI shall apply only if the Plan is Top-Heavy, as defined below. If, as of any Determination Date, as defined below, the Plan is Top-Heavy, the provisions of Section 16.4, below, shall take effect as of the first day of the Plan Year next following the Determination Date and shall continue to be in effect until the first day of any subsequent Plan Year following a Determination Date as of which it is determined that the Plan is no longer Top-Heavy.

         16.2 Definitions. For purposes of this Article XVI, the following definitions shall apply, and shall be interpreted in accordance with the provisions of Section 416 of the Code and the regulations thereunder:

                  (a) "Aggregation Group" means a group of CenturyTel, Inc. Plans consisting of each CenturyTel, Inc. Plan in the Required Aggregation Group and each other CenturyTel, Inc. Plan selected by the Committee for inclusion in the Aggregation Group that would not, by its inclusion, prevent the group of CenturyTel, Inc. Plans included in the Aggregation Group from continuing to meet the requirements of Sections 401(a)(4) and 410 of the Code.

                  (b) "Average Compensation" means the Participant's average Compensation, as defined in Section 16.2(c), below, for the period of consecutive years (not exceeding five) during which the Participant had the greatest aggregate Compensation from the Company, excluding (i) years ending before 1984, and (ii) years commencing after the last Top-Heavy Year, and adjusted, in accordance with Section 416(c)(1)(D)(ii) of the Code, for years not included in a year of Vesting Service.

                  (c) "Compensation" means compensation for a calendar year within the meaning of Section 415 of the Code and the regulations thereunder, but shall not exceed the annual compensation limit in effect for the calendar year under Section 401(a)(17) of the Code.

                  (d) "Determination Date" means the December 31 immediately preceding the Plan Year for which the determination is made.

                  (e) "CenturyTel Plan" means any stock bonus, pension, or profit-sharing plan of the Company and the Affiliates intended to qualify under
Section 401(a) of the Code.

                  (f) "Key Employee" means any employee of the Employer who satisfies the criteria set forth in Section 416(i)(1) of the Code. For purposes of determining who is a Key Employee, compensation shall mean compensation as defined in Section 415 of the Code and the regulations thereunder.

                  (g) "Required Aggregation Group" means a group of one or more CenturyTel Plans including each CenturyTel Plan in which a Key Employee is a Participant and each CenturyTel Plan that enables any CenturyTel Plan in which a Key Employee is a Participant to meet the requirements of Section 401(a)(4) or 410 of the Code.

                  (h) "Top-Heavy" means that the plan is included in an Aggregation Group under which, as of the Determination Date, the sum of the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans in the Aggregation Group and the aggregate of all accounts of Key Employees under all defined contribution plans in the Aggregation Group exceeds sixty percent (60%) of the analogous sum determined for all employees. The determination of whether the Plan is Top-Heavy shall be made in accordance with Section 416(g)(2)(B) of the Code and the regulations thereunder.

                  (i) "Top-Heavy Ratio" means the percentage calculated in accordance with Section 16.2(h) hereof and Section 416(g)(2) of the Code and the Regulations thereunder.

                  (j) "Top-Heavy Year" means a Plan Year for which the Plan is Top-Heavy.

         Unless otherwise specified herein, other terms in this Article XVI have the respective meanings ascribed thereto by the other provisions of the Plan.

         16.3 Determination of Top-Heavy Ratio. In determining the Top-Heavy Ratio with respect to any Plan Year, the following rules shall apply:

                  (a) The accrued benefit of any current Participant shall be calculated, as of the most recent valuation date that is within a twelve (12) month period ending on the Determination Date, as if the Participant had voluntarily terminated employment as of such valuation date. Such valuation date shall be the same valuation date used for computing plan costs for purposes of the minimum funding provisions of Section 412 of the Code. Unless, as of the valuation date, the Plan provides for a nonproportional subsidy, the present value of the accrued benefit shall reflect a benefit commencing at age sixty-five (65) (or attained age, if later). If, as of the valuation date, the Plan provides for a nonproportional subsidy, the benefit shall be assumed to commence at the age at which the benefit is most valuable.

                  (b) The present value of such accrued benefit shall be calculated by multiplying the accrued benefit by the appropriate factor in the following table based on the Participant's age as of the Determination Date.

                   Age                 Deferred
                                     Annuity Factor
                                       To Age 65

                   19                  0.36752
                   20                  0.39337
                   21                  0.42104
                   22                  0.45067
                   23                  0.48240
                   24                  0.51637
                   25                  0.55274
                   26                  0.59169
                   27                  0.63340
                   28                  0.67806
                   29                  0.72589
                   30                  0.77713
                   31                  0.83202
                   32                  0.89084
                   33                  0.95388
                   34                  1.02145
                   35                  1.09389
                   36                  1.17156
                   37                  1.25486
                   38                  1.34422
                   39                  1.44010
                   40                  1.54301
                   41                  1.65348
                   42                  1.77212
                   43                  1.89957
                   44                  2.03654
                   45                  2.18380
                   46                  2.34220
                   47                  2.51265
                   48                  2.69619
                   49                  2.89392
                   50                  3.10709
                   51                  3.33707
                   52                  3.58536
                   53                  3.85366
                   54                  4.14383
                   55                  4.45797
                   56                  4.79844
                   57                  5.16786
                   58                  5.56923
                   59                  6.00589
                   60                  6.48169
                   61                  7.00098
                   62                  7.56874
                   63                  8.19069
                   64                  8.87343
                   65                  9.62458
                   66                  9.41000
                   67                  9.19088
                   68                  8.96748
                   69                  8.73999
                   70                  8.50892


                  (c) The Plan shall be aggregated with all CenturyTel Plans included in the Aggregation Group.

         16.4     Top-Heavy Minimum Benefits.

                  (a) In any Top-Heavy Year, each Participant shall be entitled to the greater of:

                       (i) the Pension he otherwise is entitled to under the Plan, or

                       (ii) an annual benefit that, when expressed as a benefit commencing at his Normal Retirement Date (with no ancillary benefits), is equal to two percent (2%) of the Participant's Average Compensation for each of the Participant's first ten (10) years of Credited Service after 1983 during which the Plan is Top-Heavy.

                  The annual benefit described in paragraph (ii), above, shall not be adjusted to take into account the availability of preretirement death benefits under the Plan.

                  (b) A Participant who has completed at least three (3) years of Vesting Service and who is credited with an Hour of Service in a Top-Heavy Year shall have a nonforfeitable right to his Accrued Benefit.

                  (c) For each Top-Heavy Year, the Annual Compensation of each Participant taken into account under the Plan for all Plan Years (including Plan Years before the first Top-Heavy Year) shall not exceed his Compensation (as defined in Section 16.2(c)); provided that any benefits accrued before a Top-Heavy Year (determined without regard to any Plan amendments adopted after the end of the Plan Year next preceding the Top-Heavy Year) shall not be reduced as a result of the application of this subsection (c).

                  (d) The benefit required by Section 16.4(a) and vested pursuant to the provisions of Section 16.4(b) shall not be forfeitable under provisions that otherwise would be permitted by Section 411(a)(3)(B) (relating to suspension of benefits upon reemployment) or 411(a)(3)(D) (relating to forfeitures upon withdrawal of mandatory contributions) of the Code.

                  (e)  The Plan shall meet the requirements of this Section
16.4 without taking into account, in accordance with Section 416(e) of the Code, contributions or benefits under Chapter 21 of the Code (relating to the Federal Insurance Contributions Act), Title II of the Social Security Act, or any other federal or state law.

                  (f)  The requirements of this Section 16.4 shall not apply with respect to any employee included in a unit of employees covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more Affiliates if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and the Affiliate.

         16.5 Termination of Top-Heavy Status. If, for any Plan Year after a Top-Heavy Year, the Plan is no longer Top-Heavy, the provisions of Section 16.4, above, shall not apply with respect to such Plan Year; provided that

                  (a) the Accrued Benefit of any Participant shall not be reduced on account of the operation of this Section 16.5;

                  (b) each Participant shall remain fully vested in any portion of the Participant's Accrued Benefit that was fully vested before the Plan ceased to be Top-Heavy; and

                  (c) any Participant who was a Participant in a Top-Heavy Year and who has completed at least five (5) years of Vesting Service as of the first day of the Plan Year in which the Plan is no longer Top-Heavy may elect to remain subject to the provisions of Section 16.4(b).

         16.6 Interpretation. This Article XVI is intended to satisfy the requirements imposed by Section 416 of the Code and shall be construed in a manner that will effectuate this intent. This Article XVI shall not be construed in a manner that would impose requirements that are more stringent than those imposed by Section 416 of the Code.

         THUS DONE AND SIGNED, this 31st day of December, 2002.


                                            CENTURYTEL, INC.


                                                /s/ R. Stewart Ewing, Jr.
                                            By:__________________________